Exhibit 99.1

Lincoln Statistical Report

First Quarter

2003

Lincoln Financial Group

This document is dated May 9, 2003. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Financial Highlights
Eleven-Year Summary
Quarterly Summary
Reconciliation of Business Segments to Consolidated Income Statement
Statement of Consolidated Income
Reconciliation of Business Segments to Consolidated Balance Sheets
Five Year Comparative Balance Sheet
Quarterly Balance Sheet
Lincoln Retirement Income Statements & Operational Data
Lincoln Retirement Annuity Account Value Roll Forward
Life Insurance Segment Income Statements
Operational Data
Life Insurance Account Value Roll Forward
Investment Management Income Statements
Assets Under Management Roll Forward
Lincoln UK Income Statements
Operational Data
Other Operations
Consolidated Domestic Retail Deposits/Account Balances
Consolidated Investment Data — Assets Managed
Consolidated Investment Data
Common Stock / Debt Information
Retroactive Adoption of FAS 123
Statistical Supplement

Lincoln Financial Group
Statistical Report
First Quarter
2003

LFG Analyst Coverage

Notes

Financial Highlights	1-4
Eleven-Year Summary	5
Quarterly Summary	6
Reconciliation of Business Segments to Consolidated Income Statement	7-8
Statement of Consolidated Income	9-10
Reconciliation of Business Segments to Consolidated Balance Sheets	11-12
Five-Year Comparative Balance Sheet	13
Quarterly Balance Sheet	14
Lincoln Retirement
Income Statement & Operational Data	15-16
Account Value Roll Forward	17-18
Life Insurance
Income Statement	19-20
Operational Data	21
Account Value Roll Forward	22-23
Investment Management
Income Statement	24-25
Assets Under Management Roll Forward	26-27
Lincoln UK
Income Statement	28-29
Operational Data	30
Other Operations	31
Consolidated
Domestic Retail Deposits / Account Balances	32
Total Domestic Net Flows	32
Assets Managed	33
Investment Data	34
Common Stock / Debt Information	35
Retroactive Adoption of FAS 123	36

3/31/2003	ii

NOTES

Definitions and Presentation

*	Income from Operations represents after-tax results excluding, as applicable, realized gains or losses on investments and derivatives, restructuring charges, the cumulative effect of accounting changes, reserve changes on business sold through reinsurance, gains or on losses on sale of subsidiaries and certain other items. Income from Operations is an internal measure used by LNC in the management of its operations. Management believes that this performance measure explains the results of operations of the LNC’s ongoing operations in a manner that allows for a better understanding of the underlying trends in the LNC’s current business.

*	Restructuring charges of $3.6 million after-tax, for the first quarter ended March 31, 2003 relate to the realignment of the Life Insurance segment’s operations in Hartford, Connecticut and Schaumburg, Illinois.

*	Return on capital measures the effectiveness of LNC’s use of its total capital, which is made up of equity, debt and hybrid securities. Return on capital is calculated by dividing income from operations (after adding back interest expense) by average capital. The difference between return on capital and return on shareholders’ equity represents the affect of leveraging on LNC’s consolidated results.

*	Accumulated other comprehensive income (“AOCI”) represents unrealized gains (losses) on investments, net gain on derivative instruments, cumulative translation adjustments and minimum pension liability adjustments, net of tax.

*	Certain operating and statistical measures are included in this report to provide supplemental data that indicate trends in LNC’s current business. These measures include deposits, net flows, first year premium, inforce and assets under management.

*	Certain reclassifications have been made to the prior periods to conform to the March 31, 2003 presentation.

Accounting Changes

*	Effective January 1, 2003, LNC adopted the fair value recognition method of accounting for it stock option incentive plans under Statement of Financial Accounting Standards (“FAS”) No. 123, “Accounting for Stock-based Compensation” (“FAS 123”). LNC adopted the retroactive restatement method under FAS No. 148, “Accounting for Stock-based Compensation - Transition and Disclosure” (“FAS 148”). As a result, LNC has chosen to restate 2001 and 2002 to reflect stock-based compensation cost under the fair value method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 31, 1994. See page 36 for details on the restatement by segment.

3/31/2003	PAGE 1

Financial Highlights
Unaudited [Amounts in Millions, except Per Share]

	For the Quarter Ended March 31

	2003	2002
	Amount	Amount	Change	% Change

Net Income	41.6	85.6	(44.0)	(51.4)%
Less:
Realized gains (losses) on investments	(58.2)	(67.6)	9.4
Gains (losses) on derivatives	(1.2)	0.1	(1.3)
Amortization of deferred gain-reserve development	(0.1)	—	(0.1)
Restructuring charges	(3.6)	—	(3.6)

Income from Operations	104.8	153.1	(48.4)	(31.6)%
Net Income — By Segment
Lincoln Retirement	6.9	46.6	(39.7)	(85.3)%
Life Insurance	48.5	43.5	5.0	11.5%
Investment Management	1.0	2.1	(1.0)	(48.0)%
Lincoln UK	6.8	10.3	(3.4)	(33.1)%
Corporate & Other	(21.7)	(16.8)	(4.9)

Total	41.6	85.6	(44.0)	(51.4)%
Income from Operations — By Segment
Lincoln Retirement	57.4	79.4	(22.0)	(27.7)%
Life Insurance	60.7	70.4	(9.7)	(13.8)%
Investment Management	1.3	3.1	(1.7)	(55.4)%
Lincoln UK	6.8	13.8	(7.0)	(50.6)%
Corporate & Other	(21.5)	(13.6)	(8.0)

Total	104.8	153.1	(48.4)	(31.6)%
Earnings per share (diluted)
Net Income	$0.23	$0.45	$(0.22)	(48.8)%
Less:
Realized gains (losses) on investments	$(0.32)	$(0.36)	$0.03
Gains (losses) on derivatives	$(0.01)	$0.00	$(0.01)
Amortization of deferred gain-reserve development	$0.00	$0.00	$0.00
Restructuring charges	$(0.02)	$0.00	$(0.02)

Income from Operations	$0.59	$0.81	$(0.22)	(27.3)%
Revenue	1,099.3	1,126.0	(26.6)	(2.4)%
Less:
Realized Gains (Losses) on Investments	(89.6)	(103.5)	13.9	(13.4)%
Gains (Losses) on Derivatives	(1.9)	0.2	(2.0)
Amortization of deferred gain-reserve development	(0.2)	0.0	(0.2)

Operating Revenue	1,191.0	1,229.3	(38.3)	(3.1)%

Revenue — By Segment
Lincoln Retirement	397.8	453.0	(55.2)	(12.2)%
Life Insurance	457.5	423.9	33.6	7.9%
Investment Management	102.1	107.3	(5.3)	(4.9)%
Lincoln UK	68.9	53.2	15.7	29.6%
Corporate & Other	73.0	88.5	(15.5)	(17.5)%

Total	1,099.3	1,126.0	(26.6)	(2.4)%

Operating Revenue- By Segment
Lincoln Retirement	475.5	503.5	(28.0)	(5.6)%
Life Insurance	470.7	465.3	5.4	1.2%
Investment Management	102.5	108.9	(6.4)	(5.9)%
Lincoln UK	68.9	58.3	10.7	18.3%
Corporate & Other	73.3	93.3	(20.1)	(21.5)%

Total	1,191.0	1,229.3	(38.3)	(3.1)%

Operational Data by Segment: (Billions except where noted)
Lincoln Retirement
Gross Deposits	1.424	1.714	(0.290)	(16.9)%
Net Flows	0.095	0.088	0.007	(8.0)%
Account Values (Gross)	47.085	53.328	(6.243)	(11.7)%
Account Values (Net of Reinsurance)	45.010	51.683	(6.673)	(12.9)%
Life Insurance Segment
First Year Premium- Retail (in millions)	170.704	139.377	31.326	22.5%
First Year Premium- COLI (in millions)	10.571	6.873	3.697	53.8%
First Year Premium- Total (in millions)	181.275	146.251	35.024	23.9%
In-force	259.666	240.068	19.598	8.2%
Account Values	12.233	11.667	0.566	4.9%
Investment Management Segment
Retail Deposits	1.141	1.200	(0.059)	(4.9)%
Retail Net Flows	0.014	0.089	(0.075)	84.1%
Institutional In-flows	1.086	1.476	(0.390)	(26.4)%
Institutional Net Flows	0.330	0.731	(0.402)	(55.0)%
Total Net Flows	0.344	0.821	(0.477)	(58.1)%
Assets Under Management- Retail and Inst’l	45.719	50.001	(4.281)	(8.6)%
Assets Under Management — Insurance Assets	42.130	37.171	4.959	13.3%
Assets Under Management — Total Segment	87.849	87.171	0.678	0.8%
Consolidated
Consolidated Domestic Retail Deposits	2.880	3.074	(0.195)	(6.3)%
Consolidated Domestic Retail Account Balances	74.546	82.049	(7.503)	(9.1)%
Total Retail Net Flows	0.568	0.423	0.145	(34.3)%
Total Net Flows	0.868	1.176	(0.308)	(26.2)%
Total Assets Under Management	114.920	122.832	(7.912)	(6.4)%

3/31/2003	PAGE 2

Financial Highlights
Unaudited [Amounts in Millions, except Per Share]

	For the Quarter Ended March 31

	2003	2002
	Amount	Amount	Change	% Change

Consolidated Operational Data: (Millions)
Balance Sheet Assets — End of Period	92,497.6	97888.5	(5434.0)	(5.5)%
Shareholders’ Equity
Beg of Period (including AOCI)	5347.5	5303.8	43.7
End of Period (including AOCI)	5450.0	5173.2	276.8
End of Period (excluding AOCI)	4610.5	5118.7	(565.6)
Average Equity (excluding AOCI)	4682.0	5179.8	(497.8)
Return on Equity
Net Income/Average Equity (excluding AOCI)	3.6%	6.6%	(3.1)%
Inc from Operations/Average Equity (excluding AOCI)	8.9%	11.8%	(2.9)%
Return on Capital
Inc from Operations/Average Capital	7.8%	9.9%	(2.1)%
Common Stock Outstanding
Average for the Period — Diluted	178.3	190.0	(11.7)	(6.2)%
End of Period — Assuming Conv of Pref	177.7	187.9	(10.2)	(5.4)%
End of Period — Diluted	178.4	190.2	(11.8)	(6.2)%
Book Value (including AOCI)	30.66	27.53	3.13	11.4%
Book Value (excluding AOCI)	25.94	27.54	(1.60)	(5.8)%
Cash Returned to Shareholders
Share Repurchase — dollar amount	0.0	50.9	(50.9)
Dividends Declared to Shareholders	58.9	60.1	(1.2)

Total Cash Returned to Shareholders	58.9	111.0	(52.1)

Share Repurchase — number of shares	0.000	1.000	(1.000)
Dividend Declared on Common Stock — per share	$0.335	$0.320	$0.015	4.7%

	For the Quarter Ended March 31

Comprehensive Income	2003	2002
(millions)	Amount	Amount

Net Income	41.6	85.6
Foreign Currency Translation	(11.0)	(12.8)
Net Unrealized Gains (Losses) on Securities	118.7	(163.8)
Gains (Losses) on Derivatives	(3.4)	18.7
Cumulative Effect of Accounting Change	0.0	(17.6)
Minimum Pension Liability Adjustment	0.6	0.7

Comprehensive Income	146.5	(89.1)

3/31/2003	PAGE 3

Financial Highlights
Unaudited [Amounts in Millions]

	For the Quarter Ended March 31

	2003	2002
	Amount	Amount	Change	% Change

Consolidated Condensed Statements of Income
Revenue:
Insurance Premiums and Fees	403.2	431.5	(28.3)	(6.6)%
Investment Advisory Fees	44.2	48.0	(3.8)	(8.0)%
Net Investment Income	654.6	654.8	(0.1)	(0.0)%
Realized Gains (Losses) on Investments	(89.6)	(103.5)	13.9
Gains (Losses) on Derivatives	(1.9)	0.1	(2.0)
Gains (Losses) on sale of subsidiaries	—	—	—
Other	88.8	95.0	(6.2)	(6.5)%

Total Revenue	1,099.3	1,126.0	(26.6)	(2.4)%
Benefits and Expenses:
Benefits	613.0	603.4	9.6	1.6%
Underwriting, Acquisition, Insurance and Other Expenses	450.8	427.0	23.8	5.6%

Total Benefits and Expenses	1,063.9	1,030.4	33.4	3.2%

Income before Federal Taxes	35.4	95.5	(60.1)
Federal Income Taxes	(6.1)	9.9	(16.1)

Net Income	41.6	85.6	(44.0)	(51.4)%

Income before Tax By Segment
Lincoln Retirement	(13.3)	45.1	(58.3)
Life Insurance	68.7	62.6	6.1
Investment Management	1.9	3.4	(1.5)
Lincoln UK	10.6	9.8	0.8
Corporate and Other	(32.5)	(25.4)	(7.1)

Income before Tax	35.4	95.5	(60.1)
Pre-Tax Realized Gains (Losses) by Segment*
Lincoln Retirement	(77.8)	(50.5)	(27.3)
Life Insurance	(13.2)	(41.4)	28.2
Investment Management	(0.4)	(1.5)	1.1
Lincoln UK	(0.0)	(5.1)	5.1
Corporate and Other	(0.0)	(4.9)	4.8

Pre-Tax Realized Gains (Losses) on Investments and Derivatives	(91.4)	(103.3)	11.9
After-Tax Realized Gains (Losses) by Segment*
Lincoln Retirement	(50.5)	(32.8)	(17.7)
Life Insurance	(8.6)	(26.9)	18.3
Investment Management	(0.3)	(1.0)	0.7
Lincoln UK	(0.0)	(3.6)	3.5
Corporate and Other	(0.0)	(3.2)	3.2

After-Tax Realized Gains (Losses) on Investments and Derivatives	(59.4)	(67.5)	8.1

•     Includes both realized gains (losses) on investments and gains (losses) on derivatives.

3/31/2003	PAGE 4

Financial Highlights
Unaudited [Amounts in Millions, except Retail Account Balances and Assets Managed]

	As of

	March	December
	2003	2002
	Amount	Amount	Change	% Change

Consolidated Condensed Balance Sheets
Assets:
Investments:
Securities Available for Sale:
Fixed Maturities	33,886.8	32,767.5	1,119.3	3.4%
Equities	249.5	337.2	(87.8)	(26.0)%
Mortgage Loans on Real Estate	4,235.5	4,205.5	30.0	0.7%
Real Estate	242.0	279.7	(37.7)	(13.5)%
Policy Loans	1,928.8	1,945.6	(16.8)	(0.9)%
Other Long-Term Investments	465.7	464.4	1.4	0.3%

Total Investments	41,008.4	39,999.9	1,008.5	2.5%
Other Assets:
Assets Held in Separate Accounts	34,775.2	36,178.3	(1,403.2)	(3.9)%
Other Assets	16,714.1	17,006.5	(292.4)	(1.7)%

Total Assets	92,497.6	93,184.6	(687.1)	(0.7)%

Liabilities and Shareholders’ Equity
Liabilities:
Insurance and Investment Contract Liabilities	45,463.6	44,845.3	618.3	1.4%
Liabilities Related to Separate Accounts	34,775.2	36,178.3	(1,403.2)	(3.9)%
Other Liabilities	6,808.8	6,813.6	(4.7)	(0.1)%

Total Liabilities	87,047.6	87,837.2	(789.6)	(0.9)%
Shareholders’ Equity:
Net Unrealized Gains(Losses) on Securities and Derivatives	896.9	781.6	115.3	14.8%
Minimum Pension Liability Adjustment	(97.2)	(97.8)	0.6	(0.6)%
Foreign Currency Translation Adjustment	39.8	50.8	(11.0)	(21.6)%
Other Shareholders’ Equity	4,610.5	4,612.9	(2.4)	(0.1)%

Total Shareholders’ Equity	5,450.0	5,347.5	102.5	1.9%

Total Liabilities and Shareholders’ Equity	92,497.6	93,184.6	(687.1)	(0.7)%

	Year-to-Date as of

	March	December
	2003	2002
	Amount	Amount	Change	% Change

Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-year	2,970.9	2,885.3	85.6	3.0%
Deferral	148.5	627.3	(478.8)	(76.3)%
Amortization	(100.1)	(346.7)	246.6	(71.1)%

Included in Total Benefits and Expenses	48.4	280.6	(232.2)	(82.8)%
Adjustment related to realized (gains) losses on securities available-for-sale	30.0	115.0	(85.0)	(73.9)%
Adjustment related to unrealized (gains) losses on securities available-for-sale	(119.4)	(338.5)	219.0	(64.7)%
Foreign currency translation adjustment	(10.9)	56.9	(67.8)	(119.1)%
Other	—	(28.4)	28.4	(100.0)%

Balance at end-of-period	2,919.0	2,970.9	(51.9)	(1.7)%

Roll Forward of Present Value of In-Force
Balance at beginning-of-year	1,250.1	1,362.5	(112.4)	(8.2)%
Amortization	(22.7)	(136.5)	113.8	(83.4)%
Foreign currency translation adjustment	(4.3)	24.1	(28.4)	(117.9)%

Balance at end-of-period	1,223.1	1,250.1	(27.0)	(2.2)%

3/31/2003	PAGE 5

Eleven-Year Summary
Unaudited [Millions of Dollars except Per Share Data]

												Ten-year
For the Year Ended												compound
December 31	2002	2001	2000	1999	1998	1997	1996	1995	1994	1993	1992	annual growth

Revenue
Lincoln Retirement	1787.7	1968.3	2133.7	2115.8	2068.1	2023.0	1805.0	1877.1	1506.2	1603.8	1336.2	3.0%
Life Insurance	1785.0	1840.6	1819.0	1760.4	1378.5	544.8	549.2	514.9	466.2	477.5	444.4	14.9%
Investment Management	413.1	451.2	513.7	514.9	509.6	459.1	410.5	290.5
Lincoln UK	277.2	290.7	433.8	446.6	439.7	427.3	393.2	351.5	216.0	174.9	180.6	4.4%
Corporate & Other	372.4	1827.3	1946.9	1966.0	1691.1	1444.3	1575.6	1552.5	1744.1	2680.9	2780.9

Total Revenue	4635.5	6378.0	6847.1	6803.7	6087.1	4898.5	4733.6	4586.5	3932.5	4937.1	4742.1	(0.2)%

Net Income
Lincoln Retirement	53.7	265.1	358.6	291.5	273.8	263.3	204.3	248.8	142.4	127.1	89.4	(5.0)%
Life Insurance	206.1	229.3	249.3	211.5	127.5	39.1	51.8	40.6	34.2	37.8	46.8	16.0%
Investment Management	(1.4)	(9.0)	37.0	51.6	44.4	25.1	25.0	27.4
Lincoln UK	37.7	66.8	(13.2)	(18.2)	71.7	(106.8)	66.0	45.7	18.5	12.6	9.2
Corporate & Other	(247.3)	(6.6)	(10.2)	(76.1)	(7.6)	(198.4)	9.3	(61.0)	(29.6)	(101.1)	125.1

Total Net Inc from Cont Oper	48.8	545.7	621.4	460.4	509.8	22.2	356.4	301.4	165.5	76.4	270.5	(15.7)%
Discontinued Operations						911.8	157.2	180.8	184.4	242.5	88.7

Total Net Income	48.8	545.7	621.4	460.4	509.8	934.0	513.6	482.2	349.9	318.9	359.2	(18.1)%

Income from Operations
Lincoln Retirement	183.4	316.2	362.0	299.4	262.4	223.0	174.6	175.2	142.4	127.1	89.4	7.4%
Life Insurance	269.0	275.3	259.9	212.0	149.2	39.9	41.2	35.4	34.2	37.8	46.8	19.1%
Investment Management	1.8	(6.1)	44.1	61.0	43.9	18.1	18.6	20.6
Lincoln UK	34.6	58.1	61.0	(13.9)	70.9	(108.3)	66.0	45.9	17.2	11.9	9.2	14.2%
Corporate & Other	(57.2)	1.0	(8.0)	(83.1)	4.0	(223.3)	(1.7)	(136.2)	24.8	20.8	6.5

Total Income from Cont Oper	431.6	644.4	719.1	475.5	530.4	(50.6)	298.8	140.8	218.6	197.6	151.9	11.0%
Discontinued Operations						110.1	135.3	165.6	171.1	145.9	88.7

Income from Operations	431.6	644.4	719.1	475.5	530.4	59.4	434.1	306.5	389.7	343.5	240.6	6.0%

OTHER DATA
Assets	93184.6	98041.6	99844.1	103095.7	93836.3	77174.7	71713.4	63257.7	48864.8	47825.1	39042.2	9.1%
Shareholders’ Equity:
Including AOCI	5347.5	5303.8	4954.1	4263.9	5387.9	4982.9	4470.0	4378.1	3042.1	4072.3	2826.8	6.6%
Excluding AOCI	4612.9	5130.6	4920.1	4699.5	4785.5	4500.7	3990.6	3669.2	3353.1	3157.6	2664.1	5.6%
Average Equity (excluding AOCI)	4982.5	5056.0	4811.8	4786.2	4636.3	4172.7	3851.7	3400.3	3288.6	3009.0	2575.0	6.8%
Common Shares Outstanding: (millions)
End of Period — Diluted	178.5	189.3	195.2	197.0	203.4	204.7	209.5	210.3	208.3	208.3	187.7
Average for the Period — Diluted	184.6	191.5	194.9	200.4	203.3	208.0	210.7	209.5	208.7	206.1	186.8
Per Share Data (Diluted)
Net Income from Continuing Operations	$0.26	$2.85	$3.19	$2.30	$2.51	$0.11	$1.69	$1.44	$0.79	$0.37	$1.45	(15.7)%
Net Income	$0.26	$2.85	$3.19	$2.30	$2.51	$4.49	$2.44	$2.30	$1.68	$1.55	$1.92	(18.0)%
Income (Loss) from Continuing Operations	$2.34	$3.37	$3.69	$2.37	$2.61	$(0.24)	$1.42	$0.67	$1.05	$0.96	$0.81	11.1%
Income from Operations *	$2.34	$3.37	$3.69	$2.37	$2.61	$0.29	$2.06	$1.46	$1.87	$1.67	$1.29	6.1%
Shareholders’ Equity:
Shareholders’ Equity (Includes AOCI)	$30.10	$28.32	$25.92	$21.76	$26.59	$24.63	$21.50	$20.95	$14.67	$19.69	$15.13	7.1%
Shareholders’ Equity (Excludes AOCI)	$25.97	$27.39	$25.74	$23.98	$23.62	$22.25	$19.19	$17.55	$16.17	$15.27	$14.26	6.2%
Dividends Declared (Common Stock)	$1.295	$1.235	$1.175	$1.115	$1.055	$.995	$.935	$.875	$0.830	$0.775	$0.738	5.8%
Return on Equity
Net Income/Average Equity	1.0%	10.8%	12.9%	9.6%	11.0%	22.4%	13.3%	15.5%	10.6%	10.6%	13.9%
Inc from Operations/Average Equity	8.7%	12.7%	14.9%	9.9%	11.4%	1.4%	11.3%	9.8%	11.8%	11.4%	9.3%
Market Value of Common Stock
High for the Year	$53.650	$52.750	$56.375	$57.500	$49.438	$39.063	$28.500	$26.875	$22.188	$24.125	$19.032
Low for the Year	$25.150	$38.000	$22.625	$36.000	$33.500	$24.500	$20.375	$17.313	$17.313	$17.344	$12.625
Close for the Year	$31.580	$48.570	$47.313	$40.000	$40.907	$39.063	$26.250	$26.875	$17.500	$21.750	$18.500	5.5%

Note: 2001 and 2002 have been restated for the adoption of the fair value method of accounting for stock options under FAS 123.

3/31/2003	PAGE 6

Quarterly Summary
Unaudited [Millions of Dollars except Per Share Data]

	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
For the Quarter Ended	2001	2001	2001	2001	2002	2002	2002	2002	2003

Revenue
Lincoln Retirement	510.4	512.1	478.2	467.5	453.0	442.6	440.7	451.4	397.8
Life Insurance	459.6	455.7	460.6	464.7	423.9	439.8	441.6	479.6	457.5
Investment Management	116.9	114.7	108.8	110.8	107.3	106.1	97.5	102.2	102.1
Lincoln UK	88.8	63.4	85.0	53.4	53.2	80.5	91.8	51.8	68.9
Corporate & Other	526.9	447.6	485.3	367.4	88.5	88.5	91.8	103.6	73.0

Total Revenue	1702.7	1593.5	1618.0	1463.8	1126.0	1157.5	1163.4	1188.6	1099.3

Net Income
Lincoln Retirement	75.5	78.9	57.6	53.1	46.6	9.2	(7.0)	5.0	6.9
Life Insurance	62.0	52.6	63.8	50.9	43.5	56.7	46.4	59.5	48.5
Investment Management	(2.7)	(1.8)	(2.1)	(2.4)	2.1	0.8	(2.3)	(2.0)	1.0
Lincoln UK	14.2	17.1	13.5	22.0	10.3	9.3	0.2	17.9	6.8
Corporate & Other	0.5	(15.7)	(24.6)	33.2	(16.8)	(25.8)	(172.1)	(32.6)	(21.7)

Total Net Income	149.6	131.1	108.0	156.9	85.6	50.1	(134.8)	47.9	41.6

Income from Operations
Lincoln Retirement	81.3	89.8	71.4	73.7	79.4	46.8	21.8	35.4	57.4
Life Insurance	67.7	66.2	69.1	72.3	70.4	72.8	62.7	63.1	60.7
Investment Management	(2.2)	(1.0)	(1.6)	(1.3)	3.1	1.3	(1.4)	(1.1)	1.3
Lincoln UK	13.8	15.7	9.6	19.0	13.8	6.1	(0.6)	15.3	6.8
Corporate & Other	7.4	(13.1)	(16.3)	23.0	(13.6)	(8.9)	(18.8)	(15.9)	(21.5)

Income from Operations	168.0	157.5	132.2	186.7	153.1	118.0	63.7	96.8	104.8

OTHER DATA
Assets	94152.1	96464.2	90242.4	98041.6	97888.5	95113.3	90482.2	93184.6	92454.5
Shareholders’ Equity
Beg of Period (including AOCI)	4954.1	5126.1	5088.9	5405.0	5303.8	5173.2	5351.9	5435.1	5347.5
End of Period (including AOCI)	5126.1	5088.9	5405.0	5303.8	5173.2	5351.9	5435.1	5347.5	5450.0
End of Period (excluding AOCI)	4908.2	5001.1	5129.8	5130.6	5174.7	5019.4	4590.1	4612.9	4610.5
Average Equity (excluding AOCI)	4964.2	4955.9	5124.8	5179.0	5179.8	5165.3	4942.7	4642.2	4682.0
Common Shares Outstanding
Average for the Period — Diluted	192.0	190.4	192.8	190.9	190.0	188.5	183.2	178.4	178.3
End of Period — Diluted	190.0	190.9	191.2	189.3	190.2	186.1	178.2	178.5	178.4
Per Share Data (Diluted)
Net Income	$0.78	$0.69	$0.56	$0.82	$0.45	$0.27	$(0.74)	$0.27	$0.23
Income from Operations	$0.88	$0.83	$0.69	$0.98	$0.81	$0.63	$0.35	$0.54	$0.59
Shareholders’ Equity
Shareholders’ Equity (including AOCI)	27.25	27.04	28.48	28.32	27.53	29.01	30.63	30.10	30.61
Shareholders’ Equity (excluding AOCI)	26.09	26.58	27.03	27.39	27.54	27.21	25.87	25.97	25.81
Dividends Declared (Com Stk)	0.305	0.305	0.305	0.320	0.320	0.320	0.320	0.335	0.335
Return on Equity
Net Income/Average Equity	12.1%	10.6%	8.4%	12.1%	6.6%	3.9%	(10.9)%	4.1%	3.6%
Inc from Operations/Average Equity	13.5%	12.7%	10.3%	14.4%	11.8%	9.1%	5.2%	8.3%	9.0%
Market Value of Common Stock
Highest Price	$48.250	$52.300	$52.750	$49.450	$53.650	$52.540	$42.080	$35.950	$35.700
Lowest Price	$38.000	$41.280	$41.000	$40.000	$47.200	$40.750	$29.120	$25.150	$24.730
Closing Price	$42.470	$51.750	$46.630	$48.570	$50.730	$42.000	$30.550	$31.580	$28.000

3/31/2003	PAGE 7

Reconciliation of Business Segments to Consolidated Income Statement
Unaudited [Millions of Dollars]

					Investment
For the Quarter Ended March 31	Lincoln Retirement		Life Insurance		Management		Lincoln UK

	Mar	Mar	Mar	Mar	Mar	Mar	Mar	Mar
	2003	2002	2003	2002	2003	2002	2003	2002

Revenue
Life and annuity premiums	5.5	12.2	47.8	51.1			12.0	11.4
Surrender charges	6.9	7.9	11.4	11.7
Mortality assessments			129.7	123.9			9.1	6.5
Expense assessments	97.6	121.0	48.3	46.9			21.6	25.3
Health premiums			0.0	0.0			0.7	0.7
Investment advisory fees					68.3	73.0
Other revenue and fees	(1.4)	5.8	5.8	5.7	22.0	23.0	10.3	(0.2)
Net investment income	367.0	356.6	227.6	226.0	12.1	12.8	15.2	14.7
Realized gains (losses) on investments	(76.8)	(50.5)	(12.7)	(41.4)	(0.4)	(1.5)	(0.0)	(5.1)
Gains (losses) on derivatives	(1.0)	0.0	(0.5)	0.0

Total Revenue	397.8	453.0	457.5	423.9	102.1	107.3	68.9	53.2

Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	65.0	55.4	103.8	104.1			16.2	15.0
Div accum & div to policyholders			14.4	17.8
Interest credited to policy bal	220.1	226.1	150.1	146.3
Health policy benefits			0.0	0.0			2.0	3.3

Total insurance benefits	285.1	281.5	268.3	268.1			18.2	18.3
Underwriting, acquisition, insurance and other expenses:
Commissions	66.8	82.4	32.4	34.6			1.1	1.3
Other volume related expenses	14.0	10.0	54.2	42.7
Operating and administrative expenses	54.0	54.6	40.6	38.2	95.2	97.2	18.3	17.3
Restructuring charges			5.5
Taxes, licenses and fees	5.7	4.7	14.4	13.2	3.0	4.6
Par policyholder interests Foreign exchange

Subtotal	140.4	151.8	147.1	128.6	98.2	101.8	19.4	18.6
Deferral of acquisition costs	(47.8)	(61.7)	(91.0)	(74.3)			(0.8)	(0.9)
DAC amortization	31.0	32.7	47.0	22.1			18.6	6.7

DAC deferral net of amortization	(16.8)	(29.1)	(44.0)	(52.3)			17.7	5.8
PVIF amortization	2.3	3.8	17.4	16.9			3.0	0.7
Other intangibles amortization					2.0	2.2

Total underwriting, acquisition, insurance and other expenses	125.9	126.5	120.5	93.2	100.2	103.9	40.1	25.0
Goodwill amortization Interest	0.0			0.0

Benefits and Expenses	411.0	408.0	388.8	361.3	100.2	103.9	58.3	43.3

Income from Before Federal Income Tax and Cumulative Effect of Accounting Changes	(13.3)	45.1	68.7	62.6	1.9	3.4	10.6	9.8
Federal income taxes	(20.1)	(1.5)	20.2	19.1	0.8	1.3	3.8	(0.5)

Income Before Cumulative Effect of Accounting Changes	6.9	46.6	48.5	43.5	1.0	2.1	6.8	10.3

Cumulative effect of accounting changes

Net Income	6.9	46.6	48.5	43.5	1.0	2.1	6.8	10.3

Less:
Restructuring charges			(3.6)
Realized gains (losses) on investments	(50.3)	(32.8)	(8.1)	(26.9)	(0.3)	(1.0)	(0.0)	(3.6)
Gains (losses) on derivatives	(0.2)	0.0	(0.5)	0.0
Reserve increase on business sold through reinsurance Gain on sale of subsidiaries Cumulative effect of accounting changes

Income from Operations	57.4	79.4	60.7	70.4	1.3	3.1	6.8	13.8

3/31/2003	PAGE 8

Reconciliation of Business Segments to Consolidated Income Statement
Unaudited [Millions of Dollars]

	Corporate and		Consolidating
	Other Operations		Adjustments		Consolidated

	Mar	Mar	Mar	Mar	Mar	Mar
For the Quarter Ended March 31	2003	2002	2003	2002	2003	2002

Revenue
Life and annuity premiums					65.3	74.7
Surrender charges			0.6	0.5	18.9	20.2
Mortality assessments					138.9	130.4
Expense assessments	0.0		9.6	10.6	177.1	203.9
Health premiums	2.3	1.8			3.0	2.4
Investment advisory fees			(24.1)	(25.0)	44.2	48.0
Amortization of deferred gain	18.4	24.2			18.4	24.2
Amortization of deferred gain-reserve development	(0.2)				(0.2)
Other revenue and fees	105.5	99.4	(71.6)	(62.9)	70.6	70.8
Net investment income	33.6	46.3	(1.0)	(1.5)	654.6	654.8
Realized gains (losses) on investments	0.4	(4.9)			(89.6)	(103.5)
Gains (losses) on derivatives	(0.4)	0.1			(1.9)	0.2

Total Revenue	159.5	166.7	(86.5)	(78.2)	1099.3	1126.0

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	2.0	1.6			187.1	176.1
Div accum & div to policyholders					14.4	17.8
Interest credited to policy bal.	32.5	25.7	6.6	8.1	409.3	406.2
Health policy benefits	0.3	0.1			2.3	3.3

Total insurance benefits	34.8	27.4	6.6	8.1	613.0	603.4
Underwriting, acquisition, insurance and other expenses:
Commissions	18.2	19.2	7.3	6.7	125.7	144.2
Other volume related expenses	51.1	45.0	(47.7)	(43.1)	71.5	54.7
Operating and administrative expenses	56.0	59.9	(46.3)	(46.4)	217.8	220.7
Restructuring charges					5.5
Taxes, licenses and fees	7.6	14.2			30.6	36.6
Par policyholder interests
Foreign exchange	(0.0)	0.0			(0.0)	0.0

Subtotal	132.8	138.3	(86.8)	(82.8)	451.2	456.2
Deferral of acquisition costs			(8.8)	(10.9)	(148.5)	(147.9)
DAC amortization	0.1	0.1	3.5	8.9	100.1	70.4

DAC deferral net of amortization	0.1	0.1	(5.3)	(2.1)	(48.4)	(77.5)
PVIF amortization					22.7	21.3
Other intangibles amortization					2.0	2.2

Total underwriting, acquisition, insurance and other expenses	132.9	138.4	(92.1)	(84.9)	427.5	402.2
Goodwill amortization
Interest	24.3	26.3	(1.0)	(1.5)	23.3	24.8

Total Benefits and Expenses	192.0	192.1	(86.5)	(78.2)	1063.9	1030.4

Income Before Federal Income Tax and Cumulative Effect of Accounting Changes	(32.5)	(25.4)	0.0		35.4	95.5
Federal income taxes	(10.8)	(8.6)			(6.1)	9.9

Income Before Cumulative Effect of Accounting Changes	(21.7)	(16.8)	0.0		41.6	85.6

Cumulative effect of accounting changes

Net Income	(21.7)	(16.8)	0.0		41.6	85.6

Less:
Restructuring charges					(3.6)
Realized gains (losses) on investments	0.5	(3.3)			(58.2)	(67.6)
Gains (losses) on derivatives	(0.5)	0.1			(1.2)	0.1
Reserve increase on business sold through reinsurance	(0.1)				(0.1)
Gain on sale of subsidiaries
Cumulative effect of accounting changes

Income from Operations	(21.5)	(13.6)	0.0		104.8	153.1

3/31/2003	PAGE 9

Statement of Consolidated Income
Unaudited [Millions of Dollars]

For the Year Ended December 31	1998	1999	2000	2001	2002

Revenue
Life and annuity premiums	985.6	1183.0	1403.3	1363.4	295.6
Surrender charges	91.5	110.2	114.7	101.5	87.8
Mortality assessments	380.1	496.4	496.5	533.3	530.3
Expense assessments	773.8	896.0	1013.1	880.1	792.7
Health premiums	635.1	698.5	409.8	340.6	20.3
Investment advisory fees	227.1	223.8	213.1	197.2	183.3
Amortization of deferred gain				20.4	75.2
Amortization of deferred gain-reserve development					(0.8)
Other revenue and fees	261.0	344.5	441.1	328.7	299.5
Net investment income	2710.6	2842.5	2784.1	2708.7	2631.9
Earnings in Unconsolidated Affiliates	3.3	5.8	(0.4)	5.7	(0.6)
Realized gains (losses) on investments	19.0	3.0	(28.3)	(92.4)	(280.9)
Gains (losses) on derivatives				(9.3)	1.2

Total Revenue	6087.1	6803.7	6847.1	6378.0	4635.5

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	1237.7	1546.6	1546.4	1517.9	811.3
Div accum & div to policyholders	78.0	88.4	87.6	83.7	76.0
Interest credited to policy bal.	1446.2	1510.4	1474.2	1506.0	1617.1
Health policy benefits	566.9	659.7	449.0	302.1	49.7
Reserve developments on Reins. business sold					305.4

Total insurance benefits	3328.9	3805.0	3557.2	3409.7	2859.5
Underwriting, acquisition, insurance and other expenses:
Commissions	740.1	961.0	919.1	860.3	579.4
Other volume related expenses	150.7	197.1	253.8	184.8	256.8
Operating and administrative expenses	997.9	1165.3	1157.0	1114.5	928.0
Restructuring charges	52.8	27.4	104.9	38.0	(2.2)
Taxes, licenses and fees	73.1	77.9	107.5	122.9	106.8
Par policyholder interests	(4.3)	3.3	1.1
Foreign exchange	(1.5)	1.9	(2.9)	(1.4)	0.3

Subtotal	2008.8	2433.8	2540.6	2319.1	1869.0
Deferral of acquisition costs				(714.1)	(627.3)
DAC amortization				367.8	346.7

DAC deferral net of amortization	(208.2)	(314.6)	(427.5)	(346.3)	(280.6)
PVIF amortization	77.1	102.5	132.6	113.1	136.5
Other intangibles amortization	18.8	18.0	17.7	12.1	8.2

Total underwriting, acquisition, insurance and other expenses	1896.5	2239.7	2263.5	2098.0	1733.2
Goodwill amortization	44.5	49.2	45.1	43.4
Interest	117.1	133.7	139.5	121.0	96.6

Total Benefits and Expenses	5386.9	6227.6	6005.3	5672.1	4689.3

Income Before Federal Income Tax and Cumulative Effect of Accounting Changes	700.2	576.1	841.8	705.9	(53.8)
Federal income taxes	190.4	115.7	220.4	144.7	(102.6)
Income Before Cumulative Effect of Accounting Changes	509.8	460.4	621.4	561.2	48.8

Cumulative effect of accounting changes				(15.6)

Net Income	509.8	460.4	621.4	545.7	48.8

Less:
Restructuring charges	(34.3)	(18.9)	(80.2)	(24.7)	2.0
Realized gains (losses) on investments	13.7	3.8	(17.5)	(68.7)	(177.2)
Gains (losses) on derivatives				(4.9)	0.8
Reserve increase on business sold through reinsurance					(199.1)
Gain on sale of subsidiaries				15.0	(9.4)
Cumulative Effect of Accounting Changes				(15.6)

Income from Operations	530.4	475.5	719.1	644.4	431.6

Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-year				3,070.5	2,885.3
Deferral				714.1	627.3
Amortization				(367.8)	(346.7)

Included in Total Benefits and Expenses				346.3	280.6
Adjustment related to realized (gains) losses on securities available-for-sale				112.9	115.0
Adjustment related to unrealized (gains) losses on securities available-for-sale				(187.2)	(338.5)
Foreign currency translation adjustment				(16.0)	56.9
Disposition of business				(425.9)	0.0
Other				(15.3)	(28.4)

Balance at end-of-year				2,885.3	2,970.9

Roll Forward of Present Value of In-Force
Balance at beginning-of-year				1,483.3	1,362.5
Amortization				(113.1)	(136.5)
Foreign currency translation adjustment				(7.0)	24.1
Other				(0.7)	(0.0)

Balance at end-of-year				1,362.5	1,250.1

Note: 2001 and 2002 have been restated for the adoption of the fair value method of accounting for stock options under FAS 123.

3/31/2003	PAGE 10

Statement of Consolidated Income
Unaudited [Millions of Dollars]

	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
For the Quarter Ended	2001	2001	2001	2001	2002	2002	2002	2002	2003

Revenue
Life and annuity premiums	402.1	353.9	336.8	270.7	74.7	68.7	71.6	80.7	65.3
Surrender charges	27.8	22.8	23.2	27.7	20.2	21.3	22.8	23.5	18.9
Mortality assessments	133.7	133.7	133.3	132.6	130.4	130.5	134.1	135.3	138.9
Expense assessments	237.0	219.8	217.4	205.9	203.9	208.0	193.2	187.6	177.1
Health premiums	104.8	95.7	103.9	36.1	2.4	8.3	(9.6)	19.1	3.0
Investment advisory fees	49.4	49.6	47.2	50.9	48.0	47.8	42.9	44.7	44.2
Amortization of deferred gain				20.4	24.2	22.0	22.1	6.9	18.4
Amortization of deferred gain-reserve development							(1.4)	0.5	(0.2)
Other revenue and fees	85.9	54.9	100.2	87.9	70.8	75.1	72.1	81.5	70.6
Net investment income	681.7	680.7	693.3	653.1	654.8	657.4	652.4	667.3	654.6
Earnings in Unconsolidated Affiliates	0.9	0.0	0.4	4.3		(0.6)
Realized gains (losses) on investments	(20.5)	(17.9)	(37.1)	(16.8)	(103.5)	(81.5)	(37.1)	(58.9)	(89.6)
Gains (losses) on derivatives	(0.1)	0.3	(0.5)	(8.9)	0.1	0.4	0.3	0.3	(1.9)

Total Revenue	1702.7	1593.5	1618.0	1463.8	1126.0	1157.5	1163.4	1188.6	1099.3

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	418.9	373.6	422.6	302.8	176.1	191.5	229.7	214.0	187.1
Div accum & div to policyholders	18.9	20.2	18.0	26.6	17.8	18.2	17.2	22.8	14.4
Interest credited to policy bal	367.1	369.7	378.7	390.6	406.2	382.5	417.4	411.1	409.3
Health policy benefits	101.8	91.5	83.8	25.0	3.3	33.9	7.3	5.1	2.3
Reserve developments on Reins. business sold						22.2	270.0	13.2

Total insurance benefits	906.7	855.0	903.1	744.9	603.4	648.3	941.6	666.2	613.0
Underwriting, acquisition, insurance and other expenses:
Commissions	216.9	217.6	207.9	217.9	144.2	148.6	124.6	162.0	125.7
Other volume related expenses	43.7	58.9	53.1	29.1	54.7	65.5	63.9	72.6	71.5
Operating and administrative expenses	262.1	257.7	279.7	314.9	220.7	217.0	225.7	264.6	217.8
Restructuring charges	1.0	5.9	(0.0)	31.0		1.6	(2.1)	(1.7)	5.5
Taxes, licenses and fees	35.3	29.2	30.0	28.4	36.6	23.5	24.1	22.6	30.6
Par policyholder interests	(0.0)	0.0
Foreign exchange	(2.0)	2.0	(2.5)	1.1	0.0	0.6	0.4	(0.6)	(0.0)

Subtotal	557.1	571.4	568.3	622.4	456.2	456.7	436.6	519.4	451.2
Deferral of acquisition costs	(161.1)	(175.1)	(183.4)	(194.5)	(147.9)	(156.1)	(155.5)	(167.8)	(148.5)
DAC amortization	110.1	82.9	118.0	56.8	70.4	100.5	113.0	62.8	100.1

DAC deferral net of amortization	(51.0)	(92.2)	(65.4)	(137.7)	(77.5)	(55.5)	(42.5)	(105.0)	(48.4)
PVIF amortization	33.3	23.6	34.4	21.8	21.3	31.9	40.2	43.0	22.7
Other intangibles amortization	4.3	2.6	2.6	2.5	2.2	2.0	2.0	2.0	2.0

Total underwriting, acquisition, insurance and other expenses	543.6	505.4	539.9	509.0	402.2	435.1	436.4	459.4	427.5
Goodwill amortization	10.9	10.9	10.9	10.7
Interest	34.4	32.0	29.6	25.0	24.8	24.6	23.7	23.5	23.3

Total Benefits and Expenses	1495.6	1403.3	1483.5	1289.7	1030.4	1108.1	1401.7	1149.0	1063.9

Income Before Federal Income Tax and Cumulative Effect of Accounting Changes	207.1	190.2	134.5	174.2	95.5	49.4	(238.3)	39.6	35.4
Federal income taxes	53.2	47.8	26.4	17.3	9.9	(0.8)	(103.5)	(8.3)	(6.1)

Income Before Cumulative Effect of Accounting Changes	153.9	142.4	108.0	156.9	85.6	50.1	(134.8)	47.9	41.6

Cumulative effect of accounting changes	(4.3)	(11.3)		(0.0)

Net Income	149.6	131.1	108.0	156.9	85.6	50.1	(134.8)	47.9	41.6

Less:
Restructuring charges	(0.7)	(3.9)	0.0	(20.2)		(1.0)	1.3	1.7	(3.6)
Realized gains (losses) on investments	(13.4)	(11.5)	(23.8)	(20.0)	(67.6)	(52.7)	(23.6)	(33.3)	(58.2)
Gains (losses) on derivatives	(0.1)	0.2	(0.4)	(4.6)	0.1	0.3	0.1	0.2	(1.2)
Reserve increase on business sold through reinsurance						(14.4)	(176.4)	(8.2)	(0.1)
Gain on sale of subsidiaries				15.0				(9.4)
Cumulative Effect of Accounting Changes	(4.3)	(11.3)		(0.0)

Income from Operations	168.0	157.5	132.2	186.7	153.1	118.0	63.7	96.8	104.8

Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-period	3,070.5	2,963.4	3,129.1	3,087.2	2,885.3	3,114.9	3,056.6	2,868.7	2,970.9
Deferral	161.1	175.1	183.4	194.5	147.9	156.1	155.5	167.8	148.5
Amortization	(110.1)	(82.9)	(118.0)	(56.8)	(70.4)	(100.5)	(113.0)	(62.8)	(100.1)

Included in Total Benefits and Expenses	51.0	92.2	65.4	137.7	77.5	55.5	42.5	105.0	48.4
Adjustment related to realized (gains) losses on securities available-for-sale	21.7	17.8	23.9	49.5	41.9	32.5	22.9	17.8	30.0
Adjustment related to unrealized (gains) losses on securities available-for-sale	(154.1)	55.8	(157.0)	68.1	114.9	(152.1)	(267.1)	(34.2)	(119.4)
Foreign currency translation adjustment	(32.4)	(0.2)	23.8	(7.2)	(12.2)	41.7	13.8	13.7	(10.9)
Disposition of business				(425.9)
Other	6.7	0.1	2.1	(24.2)	7.5	(35.7)	(0.0)

Balance at end-of-period	2,963.4	3,129.1	3,087.2	2,885.3	3,114.9	3,056.6	2,868.7	2,970.9	2,919.0

Roll Forward of Present Value of In-Force
Balance at beginning-of-period	1,483.3	1,436.0	1,412.3	1,387.4	1,362.5	1,336.1	1,321.4	1,286.9	1,250.1
Amortization	(33.3)	(23.6)	(34.4)	(21.8)	(21.3)	(31.9)	(40.2)	(43.0)	(22.7)
Foreign currency translation adjustment	(14.0)	(0.1)	10.3	(3.2)	(5.1)	17.4	5.7	6.1	(4.3)
Other			(0.7)			(0.1)		0.1

Balance at end-of-period	1,436.0	1,412.3	1,387.4	1,362.5	1,336.1	1,321.4	1,286.9	1,250.1	1,223.1

3/31/2003	PAGE 11

Reconciliation of Business Segments to Consolidated Balance Sheets
Unaudited [Millions of Dollars]

					Investment
	Lincoln Retirement		Life Insurance		Management		Lincoln UK

	Mar	Dec	Mar	Dec	Mar	Dec	Mar	Dec
ASSETS	2003	2002	2003	2002	2003	2002	2003	2002

Investments
Corporate bonds	13496.9	12928.9	8103.9	7879.1	502.0	494.5	615.2	621.0
U.S. government bonds	53.3	41.1	59.1	87.0	0.1	0.1	39.9
Foreign government bonds	297.0	259.2	139.9	136.5	1.6	1.5	313.2	307.5
Asset/Mortgage backed securities	3227.4	3243.5	913.9	937.0	46.1	47.2
State and municipal bonds	80.0	67.8	37.2	30.4
Preferred stocks-redeemable	67.1	55.6	29.5	12.5	8.9	8.9
Common stocks	0.1	0.1	2.4	1.5			51.9	128.9
Preferred stocks-equity	33.9	33.6			2.8	2.7
Mortgage loans	2220.4	2210.3	1593.8	1572.6	81.7	81.2	0.3	0.3
Real estate							0.2	0.2
Policy loans	457.3	469.5	1464.1	1468.2			7.5	7.9
Other long-term investments	31.8	27.9	18.6	23.7

Total Investments	19965.1	19337.5	12362.5	12148.5	643.2	636.1	1028.2	1066.0

Allocated investments	3502.7	3757.4	1197.5	1250.7	86.2	100.0
Notes receivable from LNC	352.9	358.8	160.9	207.7	52.6	51.7
Invest in unconsol affiliates
Cash and invested cash	(78.2)	(76.7)	(22.8)	(22.7)	60.3	52.9	186.2	206.7
Property and equipment	2.8	1.5	6.4	7.7	43.0	44.7	18.2	19.0
Premium and fees receivable	(0.2)	0.7	14.9	32.0	34.6	37.0
Accrued investment income	257.2	256.7	186.8	171.7	9.6	9.0	24.4	22.2
Assets held in separate accounts	25800.2	26934.1	1322.8	1310.4			4748.0	5077.9
Federal income tax recoverable
Amount recoverable from reinsurers	1204.6	1169.7	932.4	920.5
Deferred acquisition costs	820.6	855.8	1447.7	1424.5			569.1	597.6
Other intangible assets					39.8	41.8
Present value of in-force	120.4	122.7	872.7	890.1			230.1	237.4
Goodwill	64.1	64.1	855.1	855.1	300.7	300.7	13.1	13.3
Other	142.6	114.1	392.8	395.6	177.3	187.4	92.2	87.0

Total Assets	52154.8	52896.4	19729.6	19591.6	1447.3	1461.4	6909.5	7327.1

	Corporate and		Consolidating
	Other Operations		Adjustments		Consolidated

	Mar	Dec	Mar	Dec	Mar	Dec
ASSETS	2003	2002	2003	2002	2003	2002

Investments
Corporate bonds	4218.1	4011.1			26936.1	25934.7
U.S. government bonds	384.6	385.4			537.0	513.6
Foreign government bonds	454.9	405.6			1206.6	1110.2
Asset/Mortgage backed securities	772.8	787.8			4960.1	5015.5
State and municipal bonds	17.8	16.2			134.9	114.4
Preferred stocks-redeemable	6.5	2.1			112.0	79.0
Common stocks	90.5	97.4			145.0	228.0
Preferred stocks-equity	67.8	72.9			104.5	109.2
Mortgage loans	339.3	341.0			4235.5	4205.5
Real estate	241.8	279.5			242.0	279.7
Policy loans					1928.8	1945.6
Other long-term investments	415.4	412.8	(0.0)	(0.0)	465.7	464.4

Total Investments	7009.4	6811.9	(0.0)	(0.0)	41008.4	39999.9

Allocated investments	(128.2)	(468.2)	(4658.2)	(4639.9)	0.0	(0.0)
Notes receivable from LNC	(566.5)	(617.6)	0.1	(0.5)	0.0	0.0
Invest in unconsol affiliates
Cash and invested cash	1490.1	1530.4			1635.5	1690.5
Property and equipment	169.0	169.3			239.4	242.1
Premium and fees receivable	144.7	143.2			194.0	212.9
Accrued investment income	89.2	77.0			567.2	536.7
Assets held in separate accounts			2904.2	2856.0	34775.2	36178.3
Federal income tax recoverable			89.1	317.7	89.1	317.7
Amount recoverable from reinsurers	5443.9	5450.1	(257.5)	(260.3)	7323.5	7280.0
Deferred acquisition costs	2.1	2.2	79.5	90.8	2919.0	2970.9
Other intangible assets					39.8	41.8
Present value of in-force					1223.1	1250.1
Goodwill	(0.0)	(0.0)			1233.0	1233.2
Other	823.0	853.2	(377.3)	(407.0)	1250.6	1230.3

Total Assets	14476.6	13951.4	(2220.2)	(2043.4)	92497.6	93184.6

3/31/2003	PAGE 12

Reconciliation of Business Segments to Consolidated Balance Sheets
Unaudited [Millions of Dollars]

					Investment
	Lincoln Retirement		Life Insurance		Management		Lincoln UK

	Mar	Dec	Mar	Dec	Mar	Dec	Mar	Dec
LIABILITIES and SHAREHOLDERS' EQUITY	2003	2002	2003	2002	2003	2002	2003	2002

Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves	2713.1	2718.5	13929.6	13780.9			1268.0	1336.2
Health reserves			0.3	0.3			47.2	48.5
Unpaid claims — life and health	50.6	48.3	85.3	108.3			50.0	44.7
Unearned premiums			0.0	0.0
Premium deposit funds	20456.4	19921.6	19.1	18.3			30.0	30.8
Participating policyholders’ funds			166.3	156.7
Other policyholders’ funds			607.1	603.5
Liab related to separate accounts	25800.2	26934.1	1322.8	1310.4			4748.0	5077.9

Total Insurance and Inv Contract Liabilities	49020.3	49622.4	16130.6	15978.4			6143.1	6538.1
Federal income taxes	297.1	220.7	152.0	97.3	26.8	30.1	(1.9)	(7.2)
Short-term debt
Long-term debt
Minority Interest in pref. securities of sub.
Notes payable to LNC	0.2	0.2
Other liabilities	136.3	94.5	459.5	443.9	844.3	835.7	207.0	201.3
Deferred gain on indemnity reinsurance

Total Liabilities	49453.9	49937.8	16742.1	16519.6	871.1	865.8	6348.2	6732.2

Net unrealized gains (losses) on securities	413.6	309.8	215.2	178.0	0.6	6.4	37.9	25.8
Gains (losses) on derivatives*	11.5	10.6	14.7	16.7
Other shareholders’ equity	2275.8	2638.2	2758.3	2878.0	578.1	591.9	516.2	602.1
S/Hs’ equity-minimum pension liability adjustment			(0.7)	(0.7)	(2.6)	(2.6)	(32.4)	(33.0)
Cumulative effect of accounting change

Shareholders’ Equity	2700.9	2958.6	2987.5	3072.0	576.2	595.7	521.8	595.0

Total Liabilities and S/Hs’ Equity	52154.8	52896.4	19729.6	19591.6	1447.3	1461.4	6870.0	7327.1

	Corporate and		Consolidating
	Other Operations		Adjustments			Consolidated

	Mar	Dec	Mar	Dec	Mar	Dec
LIABILITIES and SHAREHOLDERS' EQUITY	2003	2002	2003	2002	2003	2002

Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves	2209.4	2209.4	(94.5)	(94.7)	20025.6	19950.3
Health reserves	2642.3	2640.2			2689.9	2689.0
Unpaid claims — life and health	577.3	577.1			763.1	778.4
Unearned premiums	141.0	141.2			141.1	141.2
Premium deposit funds	39.1	40.1	525.9	508.1	21070.5	20518.8
Participating policyholders’ funds					166.3	156.7
Other policyholders’ funds		7.4			607.1	610.9
Liab related to separate accounts			2904.2	2856.0	34775.2	36178.3

Total Insurance and Inv Contract Liabilities	5609.1	5615.4	3335.6	3269.4	80238.8	81023.6
Federal income taxes	(563.9)	(659.4)	89.8	318.5
Short-term debt	125.4	153.0			125.4	153.0
Long-term debt	1118.6	1119.2			1118.6	1119.2
Minority Interest in pref. securities of sub	390.8	392.7			390.8	392.7
Notes payable to LNC	285.4	308.7	(285.4)	(308.9)	0.2	(0.0)
Other liabilities	3269.4	3277.6	(701.3)	(681.5)	4214.8	4171.5
Deferred gain on indemnity reinsurance	959.0	977.1			959.0	977.1

Total Liabilities	11193.8	11184.4	2438.8	2597.4	87047.6	87837.2

Net unrealized gains (losses) on securities	213.1	228.2	5.2	5.2	872.0	753.3
Gains (losses) on derivatives*	(1.2)	1.0			25.0	28.3
Other shareholders’ equity	3132.5	2599.3	(4664.2)	(4645.9)	4650.3	4663.7
Minimum pension liability adjustment	(61.6)	(61.6)			(97.2)	(97.8)
Cumulative effect of accounting change

Shareholders’ Equity	3282.8	2767.0	(4659.0)	(4640.7)	5450.0	5347.5

Total Liabilities and S/Hs’ Equity	14476.6	13951.4	(2220.2)	(2043.4)	92497.6	93184.6

*     Cumulative effect of accounting change recorded upon the adoption of FAS 133 in the 1st quarter of 2001 is a component of gains (losses) on derivatives in the 1st quarter of 2002.

3/31/2003	PAGE 13

Five Year Comparative Balance Sheet
Unaudited [Millions of Dollars except Common Share Data]

	1998	1999	2000	2001	2002

ASSETS
Investments
Corporate bonds	22505.2	21119.5	21249.7	23105.1	25934.7
U.S. government bonds	1134.6	538.3	542.9	410.5	513.6
Foreign government bonds	1321.2	1447.5	1321.1	1174.7	1110.2
Mortgage backed securities	5080.5	4404.0	4160.4	3524.7	5015.5
State and municipal bonds	16.7	14.7	14.6	44.7	114.4
Preferred stocks-redeemable	174.6	164.7	161.2	85.9	79.0
Common stocks	463.1	514.5	436.6	319.3	228.0
Preferred stocks-equity	79.8	89.5	113.1	151.2	109.2
Mortgage loans	4393.1	4735.4	4663.0	4535.5	4205.5
Real estate	488.7	256.2	282.0	267.9	279.7
Policy loans	1840.0	1892.4	1960.9	1939.7	1945.6
Other long-term investments	432.0	401.8	463.3	553.8	464.4

Total Investments	37929.5	35578.4	35368.6	36113.1	39999.9

Invest in unconsol affiliates	18.8	25.8	6.4	8.1
Cash and invested cash	2433.4	1895.9	1927.4	3095.5	1690.5
Property and equipment	174.8	203.8	228.2	257.5	242.1
Premiums and fees receivable	246.2	259.6	296.7	400.1	212.9
Accrued investment income	528.5	533.2	546.4	563.5	536.7
Assets held in separate accounts	43408.9	53654.2	50579.9	44833.4	36178.3
Federal income taxes recoverable	204.1	345.0	207.5	55.5	317.7
Amounts recoverable from reinsurers	3127.1	3954.3	3747.7	6030.4	7280.0
Deferred acquisition costs	1964.4	2800.3	3070.5	2885.3	2970.9
Other intangible assets	95.1	92.3	73.7	50.1	41.8
Present value of in-force	1753.3	1654.2	1483.3	1362.5	1250.1
Goodwill	1484.3	1423.0	1286.0	1211.8	1233.2
Other	468.0	675.7	1021.6	1174.9	1230.3

Total Assets	93836.3	103095.7	99844.1	98041.6	93184.6

LIABILITIES and SHAREHOLDERS’ EQUITY
Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves	16434.2	17071.4	17841.2	17917.0	19950.3
Health reserves	2600.1	2507.8	2523.8	2537.9	2689.0
Unpaid claims-life and health	1043.4	1269.8	1316.6	1087.5	778.4
Unearned premiums	62.3	75.8	46.5	66.9	141.2
Premium deposit funds	20171.9	19624.1	17715.5	18585.0	20518.8
Participating policyholders’ funds	142.7	132.0	139.4	100.2	156.7
Other policyholders’ funds	438.4	472.6	522.2	562.7	610.9
Liab related to separate accounts	43408.9	53654.2	50579.9	44833.4	36178.3

Total Ins and Inv Contr Liabilities	84301.9	94807.7	90685.1	85690.6	81023.6
Federal income taxes
Short-term debt	314.6	460.2	312.9	350.2	153.0
Long-term debt	712.2	712.0	712.2	861.8	1119.2
Minority Interest — pref sec of a sub	745.0	745.0	745.0	474.7	392.7
Other liabilities	2374.6	2107.0	2434.7	4216.1	4171.5
Deferred gain on indemnity reinsurance				1144.5	977.1

Total Liabilities	88448.3	98831.9	94890.0	92737.8	87837.2
S/Hs’ equity-unrealized gains (losses)-cont op	552.4	(465.7)	12.0	199.6	781.6
S/Hs’ equity-foreign currency	50.0	30.0	21.9	(8.1)	50.8
S/Hs’ equity-minimum pension liability adjustment				(36.0)	(97.8)
S/Hs’ equity-other	4785.6	4699.5	4920.1	5130.6	4612.9
Cumulative effect of accounting change				17.6

Total Shareholders’ Equity	5387.9	4263.9	4954.1	5303.8	5347.5

Total Liabilities and Shareholders’ Equity	93836.3	103095.7	99844.1	98041.6	93184.6

Shareholders’ Equity Per Share
[Book Value, Excluding AOCI]	$23.62	$23.98	$25.74	$27.39	$25.97
Common shares outstanding	202.6	196.0	191.2	187.3	177.6

3/31/2003	PAGE 14

Quarterly Balance Sheet
Unaudited [Millions of Dollars except Common Share Data]

	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
	2001	2001	2001	2001	2002	2002	2002	2002	2003

ASSETS
Investments
Corporate bonds	21855.2	22116.6	23424.3	23105.1	23470.4	23993.6	25484.6	25934.7	26936.1
U.S. government bonds	536.6	510.0	467.7	410.5	429.1	441.6	495.3	513.6	537.0
Foreign government bonds	1240.8	1236.3	1160.3	1174.7	1180.1	1120.1	1038.6	1110.2	1206.6
Mortgage backed securities	4009.8	3844.6	3765.6	3524.7	3613.9	4031.0	4843.7	5015.5	4960.1
State and municipal bonds	14.7	14.1	14.4	44.7	62.6	58.8	97.8	114.4	134.9
Preferred stocks — redeemable	154.1	152.2	99.3	85.9	84.6	79.6	76.8	79.0	112.0
Common stocks	388.6	373.3	311.2	319.3	284.4	267.7	237.2	228.0	145.0
Preferred stocks-equity	170.9	160.8	166.5	151.2	154.2	151.8	160.3	109.2	104.5
Mortgage loans	4641.2	4652.8	4663.1	4535.5	4448.2	4395.4	4285.2	4205.5	4235.5
Real estate	308.1	306.9	288.8	267.9	258.2	258.7	286.4	279.7	242.0
Policy loans	1947.0	1947.4	1943.4	1939.7	1918.0	1906.1	1899.0	1945.6	1928.8
Other long-term investments	477.4	480.9	483.4	553.8	459.6	456.0	457.7	464.4	465.7

Total Investments	35744.5	35796.0	36788.0	36113.1	36363.1	37160.1	39362.6	39999.9	41008.4

Invest in unconsol affiliates	7.3	6.1	6.5	8.1	8.1	7.5
Cash and invested cash	2015.2	1501.9	1996.3	3095.5	1699.5	2265.4	1599.9	1690.5	1635.5
Property and equipment	242.1	251.4	261.0	257.5	266.4	253.5	252.7	242.1	239.4
Premiums and fees receivable	282.8	303.7	264.5	400.1	376.3	461.4	577.2	212.9	194.0
Accrued investment income	581.9	573.2	615.1	563.5	577.1	556.3	568.2	536.7	567.2
Assets held in separate accounts	44506.2	47140.2	39479.8	44833.4	44916.7	40579.6	34069.0	36178.3	34775.2
Federal income taxes recoverable	136.3	210.5	71.6	55.5	593.4	482.5	339.0	317.7	89.1
Amount recoverable from reinsurers	3706.4	3662.0	3818.3	6030.4	6096.3	6509.9	7094.5	7280.0	7323.5
Deferred acquisition costs	2963.4	3129.1	3087.2	2885.3	3114.9	3056.6	2868.7	2970.9	2919.0
Other intangible assets	69.3	66.7	64.1	50.1	47.9	45.8	43.8	41.8	39.8
Present value of in-force	1436.0	1412.3	1387.4	1362.5	1336.1	1321.4	1286.9	1250.1	1223.1
Goodwill	1274.5	1263.6	1253.2	1211.8	1211.5	1212.4	1232.7	1233.2	1233.0
Other	1186.3	1147.7	1149.4	1174.9	1280.9	1200.6	1187.1	1230.3	1250.6

Total Assets	94152.1	96464.2	90242.4	98041.6	97888.5	95113.3	90482.2	93184.6	92497.6

LIABILITIES and SHAREHOLDERS’ EQUITY
Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves	17733.0	17865.3	17990.8	17917.0	18014.6	18611.2	19142.5	19950.3	20025.6
Health reserves	2534.8	2533.9	2573.2	2537.9	2492.4	2176.1	2448.3	2689.0	2689.9
Unpaid claims-life and health	1255.3	1136.5	1206.6	1087.5	1153.6	1086.1	1100.9	778.4	763.1
Unearned premiums	45.9	19.0	8.1	66.9	66.5	154.3	185.8	141.2	141.1
Premium deposit funds	17667.1	17715.9	18509.7	18585.0	18669.6	19157.8	20054.4	20518.8	21070.5
Participating policyholders’ funds	145.0	135.2	118.3	100.2	98.6	91.9	90.5	156.7	166.3
Other policyholders’ funds	532.1	541.4	554.3	562.7	571.9	584.7	595.7	610.9	607.1
Liab related to separate accounts	44506.2	47140.2	39479.8	44833.4	44916.7	40579.6	34069.0	36178.3	34775.2

Total Ins and Inv Contr Liabilities	84419.3	87087.2	80440.8	85690.6	85983.9	82441.8	77687.1	81023.6	80238.8
Federal income taxes
Short-term debt	415.3	351.3	539.0	350.2	510.2	211.0	120.0	153.0	125.4
Long-term debt	712.3	712.4	712.4	861.8	861.8	1112.3	1118.1	1119.2	1118.6
Minority Interest — pref sec of a sub	745.0	745.0	305.0	474.7	376.2	380.0	390.6	392.7	390.8
Notes payable to LNC					(0.0)	0.0	(0.0)	(0.0)	0.2
Other liabilities	2734.2	2479.4	2840.2	4216.1	3864.6	4501.1	4661.9	4171.5	4214.8
Deferred gain on indemnity reinsurance				1144.5	1118.6	1115.2	1069.5	977.1	959.0

Total Liabilities	89026.0	91375.3	84837.4	92737.8	92715.3	89761.4	85047.1	87837.2	87047.6

S/Hs’ equity-unrealized gns (losses)- inv.	190.4	76.2	247.9	195.7	31.8	325.7	817.5	753.3	872.0
S/Hs’ equity- gains (losses)-derivatives*	5.7	9.4	2.9	3.9	22.6	22.7	27.3	28.3	25.0
S/Hs’ equity-foreign currency	4.2	(15.3)	6.9	(8.0)	(20.8)	22.0	35.4	50.8	39.8
S/Hs’ equity-minimum pension liability adj				(36.0)	(35.2)	(37.8)	(35.2)	(97.8)	(97.2)
S/Hs’ equity-other	4908.2	5001.1	5129.8	5130.6	5174.7	5019.5	4590.1	4612.9	4610.5
Cumulative effect of accounting change	17.6	17.6	17.4	17.6

Total Shareholders’ Equity	5126.1	5088.9	5405.0	5303.8	5173.2	5351.9	5435.1	5347.5	5450.0

Total Liabilities and Shareholders’ Equity	94152.1	96464.2	90242.4	98041.6	97888.5	95113.3	90482.2	93184.6	92497.6

Shareholders’ Equity Per Share
[Book Value, Excluding AOCI]	$26.09	$26.58	$27.03	$27.39	$27.54	$27.21	$25.87	$25.97	$25.94
Common shares outstanding	188.1	188.2	189.8	187.3	187.9	184.5	177.5	177.6	177.7

*     Cumulative effect of accounting change recorded upon the adoption of FAS 133 in the 1st quarter of 2001 is a component of gains (losses) on derivatives in the 1st quarter of 2002.

3/31/2003	PAGE 15

Lincoln Retirement
Income Statements & Operational Data
Unaudited [Millions of Dollars]

For the Year Ended December 31	1998	1999	2000	2001	2002

Revenue
Premiums	53.9	65.2	64.3	77.5	47.4
Surrender charges	33.5	37.9	41.8	31.2	31.2
Expense assessments	430.7	501.3	591.3	508.6	446.2
Other revenue and fees	1.7	14.5	11.0	16.7	3.3
Net investment income	1530.8	1509.1	1430.5	1399.1	1457.5
Realized gains (losses) on investments	17.5	(12.1)	(5.2)	(64.5)	(196.6)
Gains (losses) on derivatives	0.0	0.0	0.0	(0.3)	(1.2)

Total Revenue	2068.1	2115.8	2133.7	1968.3	1787.7

Operating Benefits and Expenses
Benefits paid or provided:
Benefits	271.6	259.1	254.7	263.9	314.1
Interest credited to policy bal.	955.2	925.2	866.1	863.8	903.8

Total insurance benefits	1226.8	1184.3	1120.8	1127.7	1217.9
Underwriting, acquisition, insurance and other expenses Commissions	236.7	341.4	326.8	336.3	320.8
Other volume related expenses	33.1	42.8	52.0	49.7	64.6
Operating and administrative expenses	194.0	208.6	200.6	231.8	231.3
Restructuring charges	0.0	0.0	0.0	2.0	1.6
Taxes, licenses and fees	13.8	0.3	9.3	13.7	11.5
Par policyholder interests	0.0	0.0	0.0	0.0	0.0

Subtotal	477.6	593.2	588.8	633.6	629.8
Deferral of acquisition costs				(240.9)	(243.9)
DAC amortization				125.5	157.7

DAC deferral net of amortization	9.7	(47.7)	(37.5)	(115.4)	(86.2)
PVIF amortization	11.4	15.3	24.2	14.7	31.8
Other intangibles amortization	0.0	0.0	0.0	0.0	0.0

Total underwriting, acquisition, insurance and other expenses	498.8	560.8	575.5	532.8	575.4
Goodwill amortization	2.2	2.0	(0.6)	1.2	0.0

Total Benefits and Expenses	1727.8	1747.1	1695.7	1661.8	1793.3

Income Before Federal Income Tax and Cumulative Effect of Accounting Changes	340.3	368.7	438.0	306.5	(5.6)

Federal income taxes	66.5	77.2	79.4	34.1	(59.3)

Income Before Cumulative Effect of Accounting Changes	273.8	291.5	358.6	272.4	53.7

Cumulative effect of accounting changes	0.0	0.0	0.0	(7.3)	0.0

Net Income	273.8	291.5	358.6	265.1	53.7

Less:
Realized gains (losses) on investments	11.4	(7.9)	(3.4)	(42.3)	(127.8)
Gains (losses) on derivatives	0.0	0.0	0.0	(0.2)	(0.8)
Restructuring charges	0.0	0.0	0.0	(1.3)	(1.0)
Cumulative effect of accounting changes	0.0	0.0	0.0	(7.3)	0.0

Income from Operations	262.4	299.4	362.0	316.2	183.4

Effective tax rate on Income from Operations	18.7%	21.4%	18.3%	15.3%	5.4%
Revenue	2068.1	2115.8	2133.7	1968.3	1787.7
Less:
Realized gains (losses) on investments	17.5	(12.1)	(5.2)	(64.5)	(196.6)
Gains (losses) on derivatives	0.0	0.0	0.0	(0.3)	(1.2)

Operating Revenue	2050.6	2128.0	2138.9	2033.1	1985.5

Average capital	1592.6	1562.0	1601.8	1829.3	2337.5
Net Income return on average capital	17.2%	18.7%	22.4%	14.5%	2.3%
Income from operations return on average capital	16.5%	19.2%	22.6%	17.3%	7.8%
Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-period				812.5	912.8
Deferral				240.9	243.9
Amortization				(125.5)	(157.7)

Included in Total Benefits and Expenses				115.4	86.2
Adjustment related to realized (gains) losses on securities available-for-sale				68.2	73.0
Adjustment related to unrealized (gains) losses on securities available-for-sale				(90.0)	(201.4)
Other*				6.7	(14.8)

Balance at end-of-period				912.8	855.8

Roll Forward of Present Value of In-Force
Balance at beginning-of-period				169.2	154.5
Amortization				(14.7)	(31.9)
Other

Balance at end-of-period				154.5	122.6

*Includes the transfer of the Legacy Life block of business to the Life Insurance segment in the first quarter of 2002.

Note: 2001 and 2002 have been restated for the adoption of the fair value method of accounting for stock options under FAS 123.

3/31/2003	PAGE 16

Lincoln Retirement
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
	2001	2001	2001	2001	2002	2002	2002	2002	2003

Revenue
Premiums	19.1	32.5	13.2	12.7	12.2	13.1	13.4	8.7	5.5
Surrender charges	9.1	8.5	6.5	7.2	7.9	7.2	8.7	7.4	6.9
Expense assessments	133.6	130.3	124.9	119.7	121.0	120.7	103.9	100.6	97.6
Other revenue and fees	1.7	3.9	1.2	10.0	5.8	(1.3)	(4.0)	2.7	(1.4)
Net investment income	349.3	347.0	353.7	349.1	356.6	359.1	363.5	378.3	367.0
Realized gains (losses) on investments	(2.2)	(10.3)	(20.8)	(31.3)	(50.5)	(56.2)	(43.8)	(46.1)	(76.8)
Gains (losses) on derivatives	(0.2)	0.2	(0.5)	0.2	0.0	(0.1)	(1.1)	(0.1)	(1.0)

Total Revenue	510.4	512.1	478.2	467.5	453.0	442.6	440.7	451.4	397.8

Benefits and Expenses
Benefits paid or provided:
Benefits	69.8	72.6	66.3	55.3	55.4	72.5	107.8	78.4	65.0
Interest credited to policy balances	209.4	209.7	217.2	227.5	226.1	221.8	224.2	231.7	220.1

Total insurance benefits	279.2	282.3	283.5	282.8	281.5	294.3	332.0	310.1	285.1
Underwriting, acquisition, insurance and other expenses:
Commissions	72.6	85.8	81.1	96.7	82.4	82.5	83.0	72.8	66.8
Other volume related expenses	11.2	12.8	12.7	13.1	10.0	16.9	19.6	18.1	14.0
Operating and administrative expenses	53.0	54.0	56.9	68.0	54.6	53.8	53.0	69.9	54.0
Restructuring charges	1.0	1.0	0.0	0.0	0.0	1.6	0.0	0.0	0.0
Taxes, licenses and fees	4.3	2.7	2.2	4.5	4.7	4.2	3.0	(0.5)	5.7
Par policyholder interests	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Subtotal	142.1	156.3	152.9	182.3	151.8	159.0	158.6	160.4	140.4
Deferral of acquisition costs	(50.2)	(60.2)	(58.7)	(71.9)	(61.7)	(60.8)	(66.0)	(55.3)	(47.8)
DAC amortization	40.7	28.3	35.6	20.9	32.7	48.3	47.1	29.6	31.0

DAC deferral net of amortization	(9.5)	(31.9)	(23.0)	(51.0)	(29.1)	(12.6)	(18.9)	(25.7)	(16.8)
PVIF amortization	4.6	4.1	4.5	1.4	3.8	3.9	4.1	20.0	2.3
Other intangibles amortization	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Total underwriting, acquisition, insurance and other expenses	137.2	128.5	134.4	132.7	126.5	150.4	143.8	154.8	125.9
Goodwill amortization	0.3	0.3	0.3	0.3	0.0	0.0	0.0	0.0	0.0

Total Benefits and Expenses	416.7	411.1	418.2	415.8	408.0	444.7	475.8	464.8	411.0

Income Before Federal Income Tax and Cumulative Effect of Accounting Changes	93.7	101.0	60.0	51.8	45.1	(2.2)	(35.1)	(13.4)	(13.3)
Federal income taxes	14.5	18.4	2.5	(1.4)	(1.5)	(11.3)	(28.0)	(18.4)	(20.1)

Income Before Cumulative Effect of Accounting Changes	79.2	82.6	57.6	53.1	46.6	9.2	(7.0)	5.0	6.9

Cumulative effect of accounting changes	(3.6)	(3.7)	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Net Income	75.5	78.9	57.6	53.1	46.6	9.2	(7.0)	5.0	6.9

Less:
Realized gains (losses) on investments	(1.4)	(6.7)	(13.5)	(20.7)	(32.8)	(36.6)	(28.0)	(30.4)	(50.3)
Gains (losses) on derivatives	(0.1)	0.1	(0.3)	0.1	0.0	0.1	(0.8)	(0.0)	(0.2)
Restructuring charges	(0.7)	(0.6)	0.0	0.0	0.0	(1.0)	0.0	0.0	0.0
Cumulative effect of accounting changes	(3.6)	(3.7)

Income from Operations	81.3	89.8	71.4	73.7	79.4	46.8	21.8	35.4	57.4

Effective tax rate on Income from Operations	16.3%	19.8%	12.2%	11.1%	16.9%	16.0%	(121.8)%	(8.1)%	11.0%
Revenue	510.4	512.1	478.2	467.5	453.0	442.6	440.7	451.4	397.8
Less:
Realized gains (losses) on investments	(2.2)	(10.3)	(20.8)	(31.3)	(50.5)	(56.2)	(43.8)	(46.1)	(76.8)
Gains (losses) on derivatives	(0.2)	0.2	(0.5)	0.2	0.0	(0.1)	(1.1)	(0.1)	(1.0)

Operating Revenue	512.8	522.1	499.5	498.7	503.5	498.8	485.6	497.6	475.5

Average capital	1,798.2	1,787.9	1,904.3	1,826.8	2,044.0	2,394.2	2,409.0	2,502.8	2,526.3
Net Income return on average capital	16.8%	17.6%	12.1%	11.6%	9.1%	1.5%	(1.2)%	0.8%	1.1%
Income from operations return on average capital	18.1%	20.1%	15.0%	16.1%	15.5%	7.8%	3.6%	5.7%	9.1%
Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-quarter	812.5	762.6	831.3	781.2	912.8	1,031.0	967.8	843.9	855.8
Deferral	50.2	60.2	58.7	71.9	61.7	60.8	66.0	55.3	47.8
Amortization	(40.7)	(28.3)	(35.6)	(20.9)	(32.7)	(48.3)	(47.1)	(29.6)	(31.0)

Included in Total Benefits and Expenses	9.5	31.9	23.0	51.0	29.1	12.6	18.9	25.7	16.8
Adjustment related to realized (gains) losses on securities available-for-sale	12.8	4.9	16.4	34.1	25.7	20.9	10.3	16.1	21.8
Adjustment related to unrealized (gains) losses on securities available-for-sale	(78.6)	31.9	(89.7)	46.5	78.2	(96.6)	(153.1)	(29.9)	(73.9)
Other*	6.5	(0.0)	0.3	(0.0)	(14.8)

Balance at end-of-quarter	762.6	831.3	781.2	912.8	1,031.0	967.8	843.9	855.8	820.6

Roll Forward of Present Value of In-Force
Balance at beginning-of-quarter	169.2	164.6	160.4	155.9	154.5	150.7	146.8	142.7	122.7
Amortization	(4.6)	(4.1)	(4.5)	(1.4)	(3.8)	(3.9)	(4.1)	(20.0)	(2.3)
Other

Balance at end-of-quarter	164.6	160.4	155.9	154.5	150.7	146.8	142.7	122.7	120.4

*Includes the transfer of the Legacy Life block of business to the Life Insurance segment in the first quarter of 2002.

3/31/2003	PAGE 17

Lincoln Retirement
Annuity Account Value Roll Forward
Unaudited [Billions of Dollars]

	1998	1999	2000	2001	2002

Fixed Annuities- Bal Beg-of-Year	17.214	18.111	18.210	16.615	18.004
Gross Deposits	1.452	2.563	2.074	3.342	3.672
Withdrawals (incl charges) & deaths	(2.468)	(2.521)	(3.283)	(2.448)	(2.637)

Net flows	(1.016)	0.042	(1.209)	0.894	1.035
Transfer from (to) var annuities	(0.356)	(0.783)	(1.329)	(0.428)	0.108
Interest credited	0.994	0.840	0.944	0.923	0.940
Acq of new business/companies	1.274

Fixed Annuities-Gross	18.111	18.210	16.615	18.004	20.087
Reinsurance Ceded	(1.606)	(1.419)	(1.221)	(1.514)	(2.003)

Fixed Annuities-Bal End-of-Year	16.505	16.791	15.394	16.491	18.085

Fixed Annuities Incremental Deposits *	1.265	2.310	1.918	3.213	3.600
Variable Annuities-Bal Beg-of-Year	27.346	33.358	41.493	39.427	34.638
Gross Deposits	2.791	2.553	3.165	3.067	2.743
Withdrawals (incl charges) & deaths	(3.019)	(3.760)	(4.830)	(3.856)	(3.325)

Net flows	(0.228)	(1.207)	(1.665)	(0.789)	(0.582)
Transfer from (to) fixed annuities	0.389	0.787	1.320	0.428	(0.122)
Invest inc & change in mkt value	5.414	8.555	(1.721)	(4.428)	(6.497)
Acq(sale) of new business/companies	0.437

Var Annuities-Bal End-of-Year	33.358	41.493	39.427	34.638	27.438

Variable Annuities Incremental Deposits *	2.641	2.409	2.667	2.624	2.569
Total Annuities — Bal Beg-of-Year	44.560	51.469	59.703	56.042	52.642
Gross Deposits	4.244	5.116	5.239	6.409	6.415
Withdrawals (incl charges) & deaths	(5.487)	(6.281)	(8.113)	(6.304)	(5.962)

Net flows	(1.244)	(1.165)	(2.874)	0.105	0.453
Transfers	0.033	0.004	(0.009)		(0.013)
Interest credited & change in mkt value	6.408	9.395	(0.777)	(3.505)	(5.558)
Acq of new business/companies	1.711

Total Gross Annuities-Bal End-of-Year	51.469	59.703	56.042	52.642	47.525
Reinsurance Ceded	(1.606)	(1.419)	(1.221)	(1.514)	(2.003)

Total Annuities (Net of Ceded) — Bal End-of-Year	49.862	58.284	54.821	51.129	45.522

Total Annuities Incremental Deposits *	3.906	4.719	4.585	5.837	6.169
Var Ann Under Agree — Included above	0.649	0.719	0.941	1.077	1.186
Fixed Annuities — excluding fixed portion of variable contracts
Deposits		0.709	0.459	1.712	1.844
Withdrawals		(1.367)	(2.271)	(1.604)	(1.473)
Net Flows		(0.658)	(1.812)	0.108	0.371
Gross Fixed Account Values					10.475
Reinsurance Ceded					(2.003)
Net Fixed Account Values					8.473
Variable Annuities — including fixed portion of variable contracts
Deposits		4.407	4.780	4.697	4.571
Withdrawals		(4.915)	(5.842)	(4.700)	(4.489)
Net Flows		(0.508)	(1.062)	(0.003)	0.082
Variable Account Values					37.050
Fixed Portion of Variable Contracts
Deposits		1.853	1.615	1.630	1.828
Withdrawals		(1.154)	(1.012)	(0.844)	(1.164)
Net Flows		0.699	0.603	0.786	0.664
Fixed Portion of Variable Account Values					9.612
Average Daily Variable Account Values		35.932	41.776	35.573	30.826
Annuity Product Spread Information**
Net Investment Income		7.22%	7.38%	7.38%	6.98%
Interest Credited		5.13%	5.24%	5.33%	4.87%

Spread		2.09%	2.14%	2.05%	2.11%

* Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

** For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.

3/31/2003	PAGE 18

Lincoln Retirement
Annuity Account Value Roll Forward
Unaudited [Billions of Dollars]

	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
	2000	2000	2000	2001	2001	2001	2001	2002	2002	2002	2002	2003

Fixed Annuities-Bal Beg-of-Quarter	17.614	17.199	16.929	16.615	16.598	16.696	17.317	18.004	18.178	18.679	19.562	20.086
Gross Deposits	0.490	0.513	0.482	0.560	0.668	0.896	1.218	0.906	0.853	1.091	0.822	0.776
Withdrawals (incl charges) & deaths	(0.796)	(0.802)	(0.810)	(0.787)	(0.574)	(0.525)	(0.562)	(0.730)	(0.551)	(0.825)	(0.531)	(0.524)

Net flows	(0.307)	(0.288)	(0.328)	(0.227)	0.094	0.372	0.656	0.176	0.302	0.265	0.291	0.253
Transfer from (to) var annuities	(0.346)	(0.217)	(0.216)	(0.014)	(0.222)	0.021	(0.213)	(0.232)	(0.032)	0.379	(0.007)	0.046
Interest credited	0.238	0.235	0.230	0.225	0.226	0.228	0.244	0.230	0.231	0.238	0.240	0.226
Acq of new business/companies

Fixed Annuities-Gross	17.199	16.929	16.615	16.598	16.696	17.317	18.004	18.178	18.679	19.562	20.086	20.611
Reinsurance Ceded	(1.316)	(1.270)	(1.221)	(1.169)	(1.146)	(1.266)	(1.514)	(1.645)	(1.770)	(1.913)	(2.003)	(2.075)

Fixed Annuities-Bal End-of-Quarter	15.884	15.660	15.394	15.430	15.551	16.051	16.491	16.534	16.910	17.650	18.085	18.537

Fixed Annuities Incremental Deposits *	0.447	0.464	0.447	0.536	0.611	0.873	1.193	0.881	0.839	1.072	0.808	0.758
Variable Annuities-Bal Beg-of-Quarter	44.640	43.097	42.743	39.427	34.733	36.961	30.506	34.638	35.150	31.206	25.942	27.438
Gross Deposits	0.793	0.729	0.846	0.887	0.703	0.684	0.793	0.808	0.787	0.603	0.545	0.648
Withdrawals (incl charges) & deaths	(1.168)	(1.253)	(1.199)	(1.250)	(0.993)	(0.795)	(0.818)	(0.896)	(0.866)	(0.800)	(0.763)	(0.806)

Net flows	(0.375)	(0.524)	(0.353)	(0.363)	(0.290)	(0.111)	(0.025)	(0.088)	(0.079)	(0.197)	(0.217)	(0.158)
Transfer from (to) fixed annuities	0.343	0.216	0.212	0.011	0.227	(0.023)	0.213	0.234	0.032	(0.388)	0.000	(0.048)
Invest inc & change in mkt value	(1.511)	(0.046)	(3.175)	(4.342)	2.291	(6.321)	3.944	0.366	(3.897)	(4.679)	1.713	(0.759)
Acq(sale) of new business/companies

Var Annuities-Bal End-of-Quarter	43.097	42.743	39.427	34.733	36.961	30.506	34.638	35.150	31.206	25.942	27.438	26.474

Variable Annuities Incremental Deposits	0.699	0.586	0.650	0.683	0.612	0.604	0.725	0.725	0.744	0.573	0.528	0.634
Total Annuities -Bal Beg-of-Quarter	62.254	60.296	59.672	56.042	51.331	53.657	47.823	52.642	53.328	49.885	45.504	47.524
Gross Deposits	1.283	1.242	1.328	1.447	1.371	1.580	2.011	1.714	1.640	1.694	1.368	1.424
Withdrawals (incl charges) & deaths	(1.964)	(2.055)	(2.009)	(2.037)	(1.567)	(1.320)	(1.380)	(1.626)	(1.417)	(1.626)	(1.294)	(1.329)

Net flows	(0.682)	(0.812)	(0.681)	(0.590)	(0.196)	0.261	0.631	0.088	0.223	0.068	0.074	0.095
Transfers	(0.003)	(0.001)	(0.004)	(0.003)	0.005	(0.002)		0.002	0.000	(0.009)	(0.006)	(0.002)
Interest credited & change in mkt value	(1.273)	0.189	(2.945)	(4.117)	2.517	(6.093)	4.188	0.596	(3.666)	(4.441)	1.953	(0.532)
Acq of new business/companies

Total Gross Annuities-Bal End-of-Quarter	60.296	59.672	56.042	51.331	53.657	47.823	52.642	53.328	49.885	45.504	47.524	47.085
Reinsurance Ceded	(1.316)	(1.270)	(1.221)	(1.169)	(1.146)	(1.266)	(1.514)	(1.645)	(1.770)	(1.913)	(2.003)	(2.075)

Total Annuities (Net of Ceded) — Bal End-of-Qtr	58.981	58.402	54.821	50.162	52.512	46.557	51.128	51.683	48.115	43.590	45.522	45.010

Total Annuities Incremental Deposits *	1.146	1.050	1.097	1.219	1.223	1.477	1.918	1.606	1.583	1.645	1.336	1.392
Var Ann Under Agree — Included above	0.868	0.962	0.941	0.904	0.975	0.907	1.077	1.207	1.175	1.083	1.186	1.355

* Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

Fixed Annuities — excluding fixed portion of variable contracts
Deposits	0.126	0.114	0.085	0.160	0.329	0.489	0.734	0.505	0.430	0.559	0.351	0.408
Withdrawals	(0.557)	(0.532)	(0.570)	(0.556)	(0.356)	(0.340)	(0.352)	(0.463)	(0.267)	(0.516)	(0.228)	(0.316)
Net Flows	(0.431)	(0.417)	(0.485)	(0.396)	(0.027)	0.149	0.382	0.042	0.163	0.042	0.123	0.093
Gross Fixed Account Values								9.761	10.048	10.219	10.475	10.759
Reinsurance Ceded								(1.645)	(1.770)	(1.913)	(2.003)	(2.075)

Net Fixed Account Values								8.116	8.278	8.306	8.473	8.684
Variable Annuities — including fixed portion of variable contracts
Deposits	1.157	1.128	1.243	1.287	1.042	1.091	1.277	1.209	1.210	1.135	1.017	1.016
Withdrawals	(1.408)	(1.523)	(1.439)	(1.481)	(1.211)	(0.979)	(1.028)	(1.163)	(1.150)	(1.109)	(1.066)	(1.014)
Net Flows	(0.251)	(0.395)	(0.196)	(0.194)	(0.169)	0.112	0.249	0.046	0.060	0.026	(0.049)	0.002
Variable Account Values								43.568	39.838	35.286	37.050	36.327
Fixed Portion of Variable Contracts
Deposits	0.364	0.399	0.397	0.400	0.339	0.407	0.484	0.401	0.423	0.532	0.472	0.368
Withdrawals	(0.240)	(0.270)	(0.240)	(0.231)	(0.218)	(0.184)	(0.210)	(0.267)	(0.284)	(0.309)	(0.303)	(0.208)
Net Flows	0.124	0.129	0.157	0.169	0.121	0.223	0.274	0.134	0.139	0.223	0.169	0.160
Fixed Portion of Variable Account Values								8.418	8.632	9.344	9.612	9.853
Average Daily Variable Account Values	42.182	43.055	39.682	38.180	36.499	34.399	33.216	34.341	33.502	28.023	27.431	26.907
Annuity Product Spread Information**
Net Investment Income	7.41%	7.40%	7.37%	7.50%	7.45%	7.33%	7.26%	7.15%	7.11%	6.87%	6.89%	6.61%
Interest Credited	5.37%	5.12%	5.14%	5.40%	5.29%	5.34%	5.28%	5.14%	4.92%	4.76%	4.72%	4.42%

Spread	2.04%	2.28%	2.23%	2.10%	2.16%	1.99%	1.98%	2.01%	2.18%	2.11%	2.17%	2.19%

* Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

** For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.

3/31/2003	PAGE 19

Life Insurance Segment
Income Statements
Unaudited [Millions of Dollars]

	1998	1999	2000	2001	2002

Revenue
Premiums	185.9	235.8	227.3	212.4	203.8
Surrender charges	52.1	66.3	66.4	66.1	54.1
Mortality assessments	350.1	444.6	465.2	499.4	501.5
Expense assessments	146.2	165.8	191.8	191.4	199.5
Other revenue and fees	2.6	9.8	14.2	17.9	23.7
Net investment income	642.6	840.1	871.5	910.2	899.1
Realized gains (losses) on investments	(1.0)	(2.2)	(17.4)	(57.6)	(98.2)
Gains (losses) on derivatives	0.0	0.0	0.0	0.7	1.5

Total Revenue	1378.5	1760.4	1819.0	1840.6	1785.0

Benefits and Expenses
Benefits paid or provided:
Benefits	371.3	430.4	411.5	418.6	427.4
Div accum & div to policyholders	70.7	81.5	80.8	78.5	76.0
Interest credited to policy bal	393.1	493.8	525.4	569.9	598.6

Total insurance benefits	835.1	1005.8	1017.8	1067.0	1101.9
Underwriting, acquisition, insurance and other expenses:
Commissions	107.5	163.4	152.8	142.1	139.8
Other volume related expenses	122.7	185.6	200.9	176.4	190.4
Operating and administrative expenses	146.0	171.2	164.4	166.8	162.2
Restructuring Charges	30.8	0.0	0.0	5.4	0.0
Taxes, licenses and fees	29.7	51.8	48.5	49.2	53.2
Par policyholder interests	(4.3)	3.3	1.1	0.0	0.0
Foreign exchange	0.0	0.0	0.0	0.0	0.0

Subtotal	432.5	575.2	567.6	539.9	545.6
Deferral of acquisition costs				(324.8)	(336.5)
DAC amortization				95.0	105.8

DAC deferral net of amortization	(159.3)	(235.0)	(286.5)	(229.8)	(230.7)
PVIF amortization	51.9	58.8	103.7	75.9	73.9
Other intangibles amortization	0.0	0.0	0.0	0.0	0.0

Total underwriting, acquisition, insurance and other expenses	325.0	399.1	384.8	385.9	388.8
Goodwill amortization	19.7	23.4	23.7	23.7	0.0

Total Benefits and Expenses	1179.8	1428.2	1426.3	1476.6	1490.8

Income Before Federal Income Tax and Cumulative Effect of Accounting Changes	198.7	332.2	392.7	364.0	294.2
Federal income taxes	71.2	120.6	143.4	129.2	88.1
Income Cumulative Effect of Accounting Changes	127.5	211.5	249.3	234.8	206.1

Cumulative effect of accounting changes	0.0	0.0	0.0	(5.5)	0.0
Net Income	127.5	211.5	249.3	229.3	206.1

Less:
Realized gains (losses) on investments	(1.7)	(0.5)	(10.7)	(38.5)	(63.8)
Gains (losses) on derivatives	0.0	0.0	0.0	1.6	1.0
Restructuring charges	(20.0)	0.0	0.0	(3.5)	0.0
Cumulative effect of accounting changes	0.0	0.0	0.0	(5.5)	0.0
Income from Operations	149.2	212.0	259.9	275.3	269.0

Effective tax rate on Income from Operations	35.6%	36.6%	36.6%	35.4%	31.2%
Revenue	1378.5	1760.4	1819.0	1840.6	1785.0
Less:
Realized gains (losses) on investments	(1.0)	(2.2)	(17.4)	(57.6)	(98.2)
Gains (losses) on derivatives				0.7	1.5

Operating Revenue	1379.5	1762.6	1836.4	1897.5	1881.7

Average capital	1948.0	2712.3	2640.2	2732.8	2844.7
Net Income return on average capital	6.5%	7.8%	9.4%	8.4%	7.2%
Income from operations return on average capital	7.7%	7.8%	9.8%	10.1%	9.5%
Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-period				1,079.3	1,265.6
Deferral				324.8	336.5
Amortization				(95.0)	(105.8)

Included in Total Benefits and Expenses				229.8	230.7
Adjustment related to realized (gains) losses on securities available-for-sale				43.0	39.7
Adjustment related to unrealized (gains) losses on securities available-for-sale				(89.0)	(130.9)
Other*				2.5	19.3

Balance at end-of-period				1,265.6	1,424.4

Roll Forward of Present Value of In-Force
Balance at beginning-of-period				1,040.5	964.0
Amortization				(75.9)	(73.9)
Other				(0.7)	(0.0)

Balance at end-of-period				964.0	890.1

*Includes the transfer of the Legacy Life block of business from the Lincoln Retirement segment in the first quarter of 2002.

Note: 2001 and 2002 have been restated for the adoption of the fair value method of accounting for stock options under FAS 123.

3/31/2003	PAGE 20

Life Insurance Segment
Income Statements
Unaudited [Millions of Dollars]

	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
For the Quarter Ended	2001	2001	2001	2001	2002	2002	2002	2002	2003

Revenue
Premiums	50.9	50.7	46.4	64.4	51.1	47.6	48.6	56.4	47.8
Surrender charges	17.2	13.5	15.6	19.9	11.7	13.5	13.4	15.5	11.4
Mortality assessments	124.3	124.8	124.7	125.5	123.9	123.9	126.3	127.3	129.7
Expense assessments	47.4	45.3	46.0	52.8	46.9	47.2	49.2	56.3	48.3
Other revenue and fees	5.1	3.8	3.0	6.0	5.7	6.7	5.1	6.2	5.8
Net investment income	223.0	227.4	233.2	226.6	226.0	225.7	224.1	223.3	227.6
Realized gains (losses) on investments	(8.2)	(10.0)	(8.2)	(31.1)	(41.4)	(25.4)	(25.9)	(5.5)	(12.7)
Gains (losses) on derivatives	(0.0)	0.2	(0.1)	0.6	0.0	0.6	0.7	0.1	(0.5)

Total Revenue	459.6	455.7	460.6	464.7	423.9	439.8	441.6	479.6	457.5

Benefits and Expenses
Benefits paid or provided:
Benefits	99.9	103.5	102.3	112.9	104.1	103.6	105.2	114.6	103.8
Div accum & div to policyholders	17.5	19.0	16.5	25.4	17.8	18.2	17.2	22.8	14.4
Interest credited to policy bal	138.3	141.2	143.5	146.9	146.3	148.9	152.6	150.7	150.1

Total insurance benefits	255.7	263.8	262.3	285.1	268.1	270.8	275.1	288.0	268.3
Underwriting, acquisition, insurance and other expenses:
Commissions	33.4	31.1	32.5	45.1	34.6	34.8	31.8	38.6	32.4
Other volume related expenses	34.8	43.3	41.4	56.9	42.7	43.6	45.8	58.3	54.2
Operating and administrative expenses	41.8	42.1	43.1	39.8	38.2	38.2	41.1	44.7	40.6
Restructuring charges	0.0	3.1	0.0	2.3	0.0	0.0	0.0	0.0	5.5
Taxes, licenses and fees	12.5	12.3	12.0	12.5	13.2	15.3	13.2	11.5	14.4
Par policyholder interests	(0.0)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Foreign exchange	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Subtotal	122.5	131.9	129.0	156.5	128.6	132.0	131.8	153.2	147.1
Deferral of acquisition costs		(68.8)	(85.3)	(106.3)	(74.3)	(82.2)	(78.6)	(101.4)	(91.0)
DAC amortization		15.8	29.7	30.2	22.1	23.6	23.9	36.3	47.0

DAC deferral net of amortization	(45.2)	(53.0)	(55.5)	(76.1)	(52.3)	(58.6)	(54.8)	(65.1)	(44.0)
PVIF amortization	22.9	17.7	20.5	14.7	16.9	16.3	23.3	17.4	17.4
Other intangibles amortization	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Total underwriting, acquisition, insurance and other expenses	100.3	96.5	94.0	95.1	93.2	89.6	100.4	105.5	120.5
Goodwill amortization	5.9	5.9	5.9	5.9	0.0	0.0	0.0	0.0	0.0

Total Benefits and Expenses	361.9	366.3	362.2	386.2	361.3	360.4	375.5	393.6	388.8

Income Before Federal Income Tax and Cumulative Effect of Accounting Changes	97.7	89.4	98.4	78.4	62.6	79.4	66.1	86.0	68.7
Federal income taxes	35.5	31.5	34.7	27.5	19.1	22.7	19.7	26.5	20.2

Income Before Cumulative Effect of Accounting Changes	62.2	57.9	63.8	50.9	43.5	56.7	46.4	59.5	48.5

Cumulative effect of accounting changes	(0.2)	(5.3)	0.0	(0.0)	0.0	0.0	0.0	0.0	0.0

Net Income	62.0	52.6	63.8	50.9	43.5	56.7	46.4	59.5	48.5

Less:
Realized gains (losses) on investments	(5.4)	(6.4)	(5.3)	(21.3)	(26.9)	(16.4)	(16.9)	(3.6)	(8.1)
Gains (losses) on derivatives	(0.0)	0.1	(0.0)	1.5	0.0	0.3	0.6	0.1	(0.5)
Restructuring charges	0.0	(2.0)	0.0	(1.5)	0.0	0.0	0.0	0.0	(3.6)
Cumulative effect of accounting changes	(0.2)	(5.3)	0.0	(0.0)	0.0	0.0	0.0	0.0	0.0

Income from Operations	67.7	66.2	69.1	72.3	70.4	72.8	62.7	63.1	60.7

Effective tax rate on Income from Operations	36.1%	35.3%	35.2%	35.0%	32.3%	30.1%	31.3%	31.0%	30.6%
Revenue	459.6	455.7	460.6	464.7	423.9	439.8	441.6	479.6	457.5
Less:
Realized gains (losses) on investments	(8.2)	(10.0)	(8.2)	(31.1)	(41.4)	(25.4)	(25.9)	(5.5)	(12.7)
Gains (losses) on derivatives	(0.0)	0.2	(0.1)	0.6	0.0	0.6	0.7	0.1	(0.5)

Operating Revenue	467.9	465.5	468.9	495.2	465.3	464.6	466.8	485.0	470.7

Average capital	2,730.3	2,716.7	2,737.7	2,746.5	2,804.3	2,868.5	2,856.0	2,849.9	2,863.9
Net Income return on average capital	9.1%	7.7%	9.3%	7.4%	6.2%	7.9%	6.5%	8.4%	6.8%
Income from operations return on average capital	9.9%	9.7%	10.1%	10.5%	10.0%	10.2%	8.8%	8.8%	8.5%
Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-quarter	1,079.3	1,064.1	1,151.1	1,156.0	1,265.6	1,385.3	1,404.9	1,362.2	1,424.5
Deferral	64.5	68.8	85.3	106.3	74.3	82.2	78.6	101.4	91.0
Amortization	(19.3)	(15.8)	(29.7)	(30.2)	(22.1)	(23.6)	(23.9)	(36.3)	(47.0)

Included in Total Benefits and Expenses	45.2	53.0	55.5	76.1	52.3	58.6	54.8	65.1	44.0
Adjustment related to realized (gains) losses on securities available-for-sale	7.8	13.3	7.2	14.7	15.8	11.2	11.7	1.0	7.0
Adjustment related to unrealized (gains) losses on securities available-for-sale	(68.5)	20.7	(59.6)	18.5	34.0	(51.9)	(109.3)	(3.7)	(27.9)
Other*	0.2	0.1	1.8	0.3	17.6	1.7

Balance at end-of-quarter	1,064.1	1,151.1	1,156.0	1,265.6	1,385.3	1,404.9	1,362.2	1,424.5	1,447.7

Roll Forward of Present Value of In-Force
Balance at beginning-of-quarter	1,040.5	1,017.6	999.9	978.7	964.0	947.1	930.7	907.4	890.1
Amortization	(22.9)	(17.7)	(20.5)	(14.7)	(16.9)	(16.3)	(23.3)	(17.4)	(17.4)
Other			(0.7)			(0.1)		0.1

Balance at end-of-quarter	1,017.6	999.9	978.7	964.0	947.1	930.7	907.4	890.1	872.7

*Includes the transfer of the Legacy Life block of business from the Lincoln Retirement segment in the first quarter of 2002.

3/31/2003	PAGE 21

Life Insurance Segment
Operational Data
Unaudited [Millions of Dollars]

	1998	1999	2000	2001	2002

First Year Premiums by Product (Millions)
Universal Life	233.0	342.9	289.3	292.7	495.3
Variable Universal Life	101.3	142.2	218.7	228.6	134.5
Whole Life	20.0	23.9	22.4	26.3	30.3
Term	48.0	45.9	41.9	30.8	32.3

Total Retail	402.3	555.0	572.3	578.4	692.3
Corporate Owned Life Insurance (COLI)	4.0	14.7	87.0	47.3	88.1

Total	406.3	569.7	659.3	625.6	780.4

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors	35.0	188.3	200.6	196.1	201.7
Lincoln Financial Distributors	356.3	367.9	444.7	413.0	556.3
Other*	15.0	13.5	14.0	16.6	22.4

Total by Distribution	406.3	569.7	659.3	625.6	780.4

Life Insurance In-Force (Billions)
Universal Life & Other	105.837	109.288	115.872	121.168	126.016
Term Insurance	67.076	85.701	100.130	113.226	127.880

Total Life Segment In-Force	172.914	194.988	216.002	234.394	253.896

For the Quarter Ended	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
	2000	2000	2000	2001	2001	2001	2001	2002	2002	2002	2002	2003

First Year Premiums by Product (Millions)
Universal Life	63.7	72.4	80.9	57.7	70.0	67.4	97.5	86.4	98.9	132.9	177.1	130.8
Variable Universal Life	44.5	55.1	75.1	56.0	52.2	50.1	70.2	39.0	42.4	26.1	27.0	24.4
Whole Life	4.5	6.0	8.0	4.1	5.1	6.7	10.4	5.2	6.4	7.7	11.0	6.5
Term	12.1	9.1	7.6	6.5	7.2	8.1	9.1	8.7	8.1	7.3	8.1	9.1

Total Retail	124.8	142.6	171.6	124.2	134.6	132.4	187.2	139.4	155.8	174.0	223.2	170.7
Corporate Owned Life Insurance (COLI)	19.5	5.8	49.0	7.1	21.0	5.1	14.2	6.9	46.6	7.8	26.8	10.6

Total	144.3	148.4	220.7	131.3	155.6	137.4	201.3	146.3	202.4	181.8	249.9	181.3

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors	37.0	51.3	66.2	38.1	48.2	41.8	68.0	41.5	48.3	46.9	64.9	42.1
Lincoln Financial Distributors	104.4	92.9	150.6	89.1	104.0	90.4	129.5	100.9	151.6	132.7	171.1	131.6
Other*	2.9	4.2	3.9	4.2	3.4	5.2	3.8	3.8	2.6	2.2	13.9	7.5

Total by Distribution	144.3	148.4	220.7	131.3	155.6	137.4	201.3	146.3	202.4	181.8	249.9	181.3

Insurance In-Force (Billions)
Universal Life & Other	110.448	112.884	115.872	116.747	118.007	119.029	121.168	122.316	123.674	124.085	126.016	126.414
Term Insurance	97.039	98.424	100.130	102.467	105.265	108.723	113.226	117.752	121.076	123.945	127.880	133.251

Total Segment In-Force	207.487	211.308	216.002	219.214	223.272	227.751	234.394	240.068	244.750	248.030	253.896	259.666

*Other consists of distribution arrangements with third-party intermediaries.

3/31/2003	PAGE 22

Life Insurance Segment
Life Insurance Account Value Roll Forward
Unaudited [Billions of Dollars]

	1998	1999	2000	2001	2002

Universal Life-Bal Beg-of-Year	2.558	6.259	6.650	6.976	7.508
Deposits	0.675	1.017	0.955	1.043	1.332
Withdrawals & deaths	(0.701)	(0.452)	(0.426)	(0.319)	(0.426)

Net flows	(0.026)	0.564	0.528	0.724	0.906
Policyholder assessments	0.000	(0.544)	(0.584)	(0.598)	(0.648)
Interest credited	0.350	0.370	0.382	0.405	0.428
Acq of new business/transfers between segments	3.378	0.000	0.000	0.000	0.018

Universal Life-Bal End of Year (1)	6.259	6.650	6.976	7.508	8.211

Variable Universal Life-Bal Beg-of-Year	0.480	1.200	1.605	1.808	1.746
Deposits	0.193	0.326	0.607	0.584	0.504
Withdrawals & deaths	(0.100)	(0.099)	(0.132)	(0.251)	(0.193)

Net flows	0.093	0.228	0.475	0.332	0.311
Policyholder assessments	0.000	(0.084)	(0.141)	(0.170)	(0.186)
Invest inc & chg in mkt value	0.105	0.370	(0.130)	(0.225)	(0.313)
Acq of new business/transfers between segments	0.522	(0.110)	0.000	0.000	0.132

Variable Universal Life-Bal End-of-Year	1.200	1.605	1.808	1.746	1.690

Interest Sensitive Whole Life — Bal Beg-of-Year		1.784	1.963	2.062	2.123
Deposits	0.340	0.355	0.322	0.307	0.301
Withdrawals & deaths	(0.294)	(0.162)	(0.168)	(0.200)	(0.199)

Net flows	0.046	0.193	0.154	0.107	0.103
Policyholder assessments	0.000	(0.168)	(0.168)	(0.164)	(0.167)
Interest credited	0.096	0.109	0.113	0.118	0.127
Acq of new business/transfers between segments	1.642	0.045	0.000	0.000	0.000

Int Sensitive Whole Life-Bal End -of -Year	1.784	1.963	2.062	2.123	2.186

Total Segment- Life Insurance Account Values
Bal Beg-of-Year	3.038	9.243	10.217	10.847	11.377
Deposits	1.207	1.698	1.884	1.934	2.138
Withdrawals & deaths	(1.095)	(0.713)	(0.727)	(0.771)	(0.818)

Net flows	0.113	0.985	1.158	1.163	1.320
Policyholder assessments		(0.795)	(0.893)	(0.931)	(1.002)
Invest inc & change in market value	0.551	0.849	0.364	0.299	0.241
Acq of new business/transfers between segments	5.542	(0.065)			0.150

Total Segment -Bal End-of-Year	9.243	10.217	10.847	11.377	12.086

(1)  Includes fixed investment option of VUL products.

3/31/2003	PAGE 23

Life Insurance Segment
Life Insurance Account Value Roll Forward
Unaudited [Billions of Dollars]

For the Quarter Ended	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
	2000	2000	2000	2001	2001	2001	2001	2002	2002	2002	2002	2003

Universal Life-Bal Beg-of-Quarter	6.729	6.782	6.878	6.976	7.063	7.216	7.315	7.508	7.622	7.838	7.987	8.211
Deposits	0.212	0.227	0.265	0.227	0.270	0.233	0.314	0.248	0.364	0.310	0.410	0.316
Withdrawals & deaths	(0.111)	(0.080)	(0.114)	(0.091)	(0.071)	(0.085)	(0.073)	(0.097)	(0.096)	(0.108)	(0.125)	(0.107)

Net flows	0.101	0.146	0.151	0.136	0.199	0.147	0.241	0.150	0.268	0.201	0.286	0.210
Policyholder assessments	(0.143)	(0.146)	(0.150)	(0.147)	(0.147)	(0.150)	(0.153)	(0.158)	(0.158)	(0.162)	(0.170)	(0.168)
Interest credited	0.095	0.096	0.097	0.098	0.100	0.102	0.105	0.104	0.106	0.110	0.108	0.106
Acq of new business/transfers between segments	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.018	0.000	0.000	0.000	0.000

Universal Life-Bal End-of-Quarter (1)	6.782	6.878	6.976	7.063	7.216	7.315	7.508	7.622	7.838	7.987	8.211	8.359

Variable Universal Life-Bal Beg of Quarter	1.771	1.764	1.812	1.808	1.633	1.766	1.527	1.746	1.919	1.776	1.575	1.690
Deposits	0.128	0.123	0.245	0.136	0.138	0.124	0.186	0.129	0.147	0.102	0.126	0.118
Withdrawals & deaths	(0.028)	(0.037)	(0.048)	(0.049)	(0.060)	(0.055)	(0.088)	(0.055)	(0.057)	(0.034)	(0.047)	(0.036)

Net flows	0.100	0.085	0.197	0.087	0.078	0.069	0.098	0.074	0.090	0.068	0.079	0.082
Policyholder assessments	(0.033)	(0.036)	(0.041)	(0.041)	(0.041)	(0.042)	(0.045)	(0.047)	(0.046)	(0.046)	(0.047)	(0.049)
Invest inc & chg in mkt value	(0.074)	(0.001)	(0.160)	(0.221)	0.096	(0.266)	0.166	0.013	(0.186)	(0.224)	0.083	(0.034)
Acq of new business/transfers between segments	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.132	0.000	0.000	0.000	0.000

Variable Universal Life-Bal End-of-Quarter	1.764	1.812	1.808	1.633	1.766	1.527	1.746	1.919	1.776	1.575	1.690	1.689

Interest Sensitive Whole Life — Bal Beg-of-Quarter	1.970	1.993	2.026	2.062	2.068	2.084	2.096	2.123	2.126	2.145	2.164	2.186
Deposits	0.071	0.079	0.113	0.056	0.069	0.077	0.105	0.063	0.066	0.073	0.100	0.051
Withdrawals & deaths	(0.037)	(0.033)	(0.056)	(0.041)	(0.043)	(0.054)	(0.061)	(0.051)	(0.039)	(0.045)	(0.063)	(0.046)

Net flows	0.034	0.045	0.057	0.014	0.027	0.022	0.044	0.012	0.026	0.027	0.037	0.005
Policyholder assessments	(0.040)	(0.040)	(0.050)	(0.037)	(0.040)	(0.041)	(0.047)	(0.042)	(0.039)	(0.040)	(0.046)	(0.036)
Interest credited	0.028	0.027	0.029	0.028	0.030	0.030	0.030	0.033	0.032	0.031	0.031	0.030
Acq of new business/transfers between segments	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

Int Sensitive Whole Life-Bal End-of-Quarter	1.993	2.026	2.062	2.068	2.084	2.096	2.123	2.126	2.145	2.164	2.186	2.185

Total Segment-Life Insurance Account Values
Bal Beg-of-Quarter	10.470	10.538	10.716	10.847	10.764	11.066	10.939	11.377	11.667	11.759	11.726	12.086
Deposits	0.411	0.428	0.622	0.418	0.477	0.434	0.605	0.440	0.577	0.484	0.636	0.486
Withdrawals & deaths	(0.176)	(0.151)	(0.218)	(0.181)	(0.173)	(0.195)	(0.222)	(0.204)	(0.192)	(0.187)	(0.234)	(0.190)

Net flows	0.235	0.277	0.404	0.237	0.304	0.239	0.383	0.236	0.385	0.297	0.402	0.296
Policyholder assessments	(0.216)	(0.221)	(0.241)	(0.225)	(0.228)	(0.232)	(0.246)	(0.246)	(0.244)	(0.248)	(0.263)	(0.252)
Invest inc & change in market value	0.048	0.123	(0.033)	(0.094)	0.226	(0.134)	0.301	0.151	(0.049)	(0.082)	0.222	0.103
Acq of new business/transfers between segments	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.150	0.000	0.000	0.000	0.000

Total Segment-Bal End-of-Quarter	10.538	10.716	10.847	10.764	11.066	10.939	11.377	11.667	11.759	11.726	12.086	12.233

(1)  Includes fixed investment option of VUL products.

3/31/2003	PAGE 24

Investment Management
Income Statements
Unaudited [Millions of Dollars]

For the Year Ended December 31	1998	1999	2000	2001	2002

Revenue
Investment advisory fees — External	249.0	248.6	231.6	197.2	183.3
Investment advisory fees — Insurance Assets	100.2	103.0	112.4	105.0	97.7
Other revenue and fees	92.5	106.6	115.9	99.2	87.0
Net investment income	67.0	56.9	57.7	53.6	50.5
Realized gains (losses) on investments	0.9	(0.1)	(3.9)	(3.7)	(5.4)
Gains (losses) on derivatives	0.0	0.0	0.0	0.0	0.0

Total Revenue	509.6	514.9	513.7	451.2	413.1

Benefits and Expenses
Underwriting, acquisition, insurance and other expenses:
Operating and administrative expenses	384.7	369.6	398.8	410.2	393.2
Restructuring Charges	0.0	12.5	7.1	0.6	(0.4)
Taxes, licenses and fees	13.1	10.3	11.6	16.8	13.0

Subtotal	397.8	392.4	417.5	427.5	405.8
Other intangibles amortization	18.8	17.7	16.3	10.8	8.2

Total underwriting, acquisition, insurance and other expenses	416.6	410.1	433.8	438.3	414.0
Goodwill amortization	16.3	16.2	16.2	16.2	0.0
Interest on notes payable	0.4	0.0	0.0	0.0	0.0

Total Benefits and Expenses	433.3	426.3	450.0	454.6	414.0

Income from Before Federal Income Tax and Cumulative Effect of Accounting Changes	76.3	88.6	63.7	(3.3)	(0.9)
Federal income taxes	31.9	37.0	26.8	5.5	0.5

Income Before Cumulative Effect of Accounting Changes	44.4	51.6	37.0	(8.9)	(1.4)

Cumulative effect of accounting changes	0.0	0.0	0.0	(0.1)	0.0

Net Income	44.4	51.6	37.0	(9.0)	(1.4)

Less:
Realized gains (losses) on investments	0.5	(0.1)	(2.5)	(2.4)	(3.5)
Gains (losses) on derivatives	0.0	0.0	0.0	0.0	0.0
Restructuring charges	0.0	(9.2)	(4.6)	(0.4)	0.3
Cumulative effect of accounting changes	0.0	0.0	0.0	(0.1)	0.0
Income from Operations	43.9	61.0	44.1	(6.1)	1.8

Net Income - before Goodwill Amortization	60.8	67.9	53.2	7.3	(1.4)
Net Income - before Goodwill & Intang. Amort	73.1	79.4	63.8	14.3	3.9
Inc from Oper - before Goodwill Amortization	60.3	77.2	60.3	10.1	1.8
Income from Operations - before Goodwill & Intang. Amort	72.6	88.7	70.9	17.1	7.2
Revenue	509.6	514.9	513.7	451.2	413.1
Less:
Realized gains (losses) on investments	0.9	(0.1)	(3.9)	(3.7)	(5.4)
Gains (losses) on derivatives	0.0	0.0	0.0	0.0	0.0

Operating Revenue	508.7	515.0	517.6	454.9	418.5

Average Capital (Securities at Cost)	642.3	593.7	575.6	556.2	580.2
Net Income return on average capital	6.9%	8.7%	6.4%	(1.6)%	(0.2)%
Inc. from oper. return on average capital	6.8%	10.3%	7.7%	(1.1)%	0.3%

Note: 2001 and 2002 have been restated for the adoption of the fair value method of accounting for stock options under FAS 123.

3/31/2003	PAGE 25

Investment Management
Income Statements
Unaudited [Millions of Dollars]

For the Quarter Ended	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
	2001	2001	2001	2001	2002	2002	2002	2002	2003

Revenue
Investment advisory fees — External	50.5	51.1	46.2	49.3	48.0	47.8	42.9	44.7	44.2
Investment advisory fees — Insurance Assets	26.7	26.0	26.0	26.3	25.0	24.3	24.1	24.2	24.1
Other revenue and fees	26.3	25.7	23.9	23.4	23.0	22.0	19.9	22.1	22.0
Net investment income	14.1	13.0	13.6	12.8	12.8	12.7	12.4	12.7	12.1
Realized gains (losses) on investments	(0.7)	(1.1)	(0.8)	(1.1)	(1.5)	(0.7)	(1.8)	(1.5)	(0.4)
Gains (losses) on derivatives	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Total Revenue	116.9	114.7	108.8	110.8	107.3	106.1	97.5	102.2	102.1

Benefits and Expenses
Underwriting, acquisition, insurance and other expenses:
Operating and administrative expenses	105.2	104.7	99.0	101.3	97.2	98.4	97.0	100.6	95.2
Restructuring Charges	0.0	0.0	0.0	0.6	0.0	0.0	-0.4	0.0	0.0
Taxes, licenses and fees	5.3	3.6	4.2	3.6	4.6	4.2	1.9	2.4	3.0

Subtotal	110.5	108.3	103.2	105.5	101.8	102.6	98.5	103.0	98.2
Other intangibles amortization	4.0	2.3	2.3	2.3	2.2	2.0	2.0	2.0	2.0

Total underwriting, acquisition, insurance and other expenses	114.4	110.6	105.5	107.8	103.9	104.6	100.5	105.0	100.2
Goodwill amortization	4.1	4.1	4.1	4.1	0.0	0.0	0.0	0.0	0.0
Interest on notes payable	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Total Benefits and Expenses	118.5	114.7	109.5	111.9	103.9	104.6	100.5	105.0	100.2

Income from Before Federal Income Tax and Cumulative Effect of Accounting Changes	(1.6)	0.0	(0.7)	(1.1)	3.4	1.5	(2.9)	(2.8)	1.9
Federal income taxes	1.1	1.7	1.4	1.3	1.3	0.6	(0.6)	(0.8)	0.8

Income Before Cumulative Effect of Accounting Changes	(2.7)	(1.7)	(2.1)	(2.4)	2.1	0.8	(2.3)	(2.0)	1.0

Cumulative effect of accounting changes	0.0	(0.1)	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Net Income	(2.7)	(1.8)	(2.1)	(2.4)	2.1	0.8	(2.3)	(2.0)	1.0

Less:
Realized gains (losses) on investments	(0.5)	(0.7)	(0.5)	(0.7)	(1.0)	(0.4)	(1.2)	(0.9)	(0.3)
Gains (losses) on derivatives	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Restructuring charges	0.0	0.0	0.0	(0.4)	0.0	0.0	0.3	0.0	0.0
Cumulative effect of accounting changes	0.0	(0.1)	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Income from Operations	(2.2)	(1.0)	(1.6)	(1.3)	3.1	1.3	(1.4)	(1.1)	1.3

Net Income — before Goodwill Amortization	1.4	2.3	1.9	1.7	2.1	0.8	(2.3)	(2.0)	1.0
Net Income — before Goodwill & Intang. Amort	3.9	3.8	3.4	3.2	3.5	2.1	(1.0)	(0.7)	2.4
Inc from Oper — before Goodwill Amortization	1.8	3.1	2.5	2.8	3.1	1.3	(1.4)	(1.1)	1.3
Inc from Oper — before Goodwill & Intang. Amort	4.4	4.6	3.9	4.2	4.5	2.6	(0.1)	0.2	2.6
Revenue	116.9	114.7	108.8	110.8	107.3	106.1	97.5	102.2	102.1
Less:
Realized gains (losses) on investments	(0.7)	(1.1)	(0.8)	(1.1)	(1.5)	(0.7)	(1.8)	(1.5)	(0.4)
Gains (losses) on derivatives	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Operating Revenue	117.7	115.8	109.7	111.8	108.9	106.7	99.3	103.6	102.5

Average Capital (Securities at Cost)	558.5	555.5	556.3	554.5	562.3	586.4	584.7	587.1	597.6
Net Income return on average capital	(1.9)%	(0.7)%	(1.1)%	(0.9)%	2.2%	0.9%	(1.0)%	(0.7)%	0.9%
Income from operations return on average capital	(1.6)%	(0.7)%	(1.1)%	(0.9)%	2.2%	0.9%	(1.0)%	(0.8)%	0.9%

3/31/2003	PAGE 26

Investment Management
Assets Under Management Roll Forward
Unaudited [Billions of Dollars]

	1998	1999	2000	2001	2002

Retail Fixed — Bal Beg-of-Year	8.125	8.219	7.423	6.608	7.120
Fund Sales	1.166	0.991	0.769	0.876	1.218
Redemptions	(1.234)	(1.424)	(1.401)	(1.051)	(1.182)
Net Money Market	(0.141)	(0.111)	(0.207)	(0.046)	(0.050)
Transfers	0.132	0.177	(0.168)	0.405	0.206

Net Flows(1)	(0.077)	(0.367)	(1.007)	0.184	0.192
Market	0.170	(0.429)	0.099	0.328	0.320
Acquisitions/addition of Assets under Administration(1)			0.094

Balance End-of-Year	8.219	7.423	6.608	7.120	7.631

Retail Equity — Bal Beg-of-Year	17.754	22.081	23.384	21.523	17.987
Fund Sales	3.581	3.270	4.116	2.817	4.477
Redemptions	(2.459)	(4.972)	(4.431)	(2.838)	(3.690)
Net Money Market	(0.001)	(0.001)	0.001
Transfers	0.730	(0.144)	(0.178)	(0.538)	(0.173)

Net Flows(1)	1.851	(1.847)	(0.492)	(0.560)	0.614
Market	2.476	3.150	(1.711)	(2.976)	(3.685)
Acquisitions/addition of Assets under Administration(1)			0.342

Balance at End-of-Year	22.081	23.384	21.523	17.987	14.917

Total Retail — Bal Beg-of-Year	25.879	30.300	30.807	28.130	25.107
Retail Sales-Annuities	2.240	1.561	1.782	1.701	2.751
Retail Sales-Mutual Funds	1.912	2.151	2.577	1.523	1.829
Retail Sales-Managed Acct. & Other	0.595	0.549	0.525	0.469	1.115

Total Retail Sales	4.747	4.261	4.885	3.693	5.695
Redemptions	(3.693)	(6.396)	(5.832)	(3.889)	(4.873)
Net Money Market	(0.142)	(0.112)	(0.206)	(0.046)	(0.050)
Transfers	0.862	0.033	(0.346)	(0.133)	0.033

Net Flows(1)	1.774	(2.214)	(1.500)	(0.375)	0.806
Market	2.647	2.721	(1.612)	(2.649)	(3.364)
Acquisitions/addition of Assets under Administration(1)			0.435

Balance at End-of-Year	30.300	30.807	28.130	25.107	22.547

Institutional Fixed — Bal Beg-of-Year	5.708	6.955	6.936	6.111	5.490
Inflows	2.169	2.001	0.771	0.643	2.281
Withdrawals/Terminations	(1.242)	(1.700)	(1.973)	(1.229)	(1.146)
Transfers	(0.074)	(0.001)	(0.005)	0.017	0.004

Net Flows	0.853	0.300	(1.207)	(0.569)	1.139
Market	0.394	(0.319)	0.382	(0.052)	0.607
Acquisitions

Balance at End-of-Year	6.955	6.936	6.111	5.490	7.237

Institutional Equity — Bal Beg-of-Year	24.871	24.235	23.631	19.112	17.814
Inflows	3.840	5.249	2.730	3.183	2.913
Withdrawals/Terminations	(7.441)	(7.800)	(7.209)	(2.879)	(1.991)
Transfers	0.047	0.012	(0.008)	0.035	0.045

Net Flows	(3.555)	(2.539)	(4.486)	0.338	0.967
Market	2.919	1.935	(0.033)	(1.636)	(2.070)
Acquisitions

Balance at End-of-Year	24.235	23.631	19.112	17.814	16.711

Total Institutional — Bal Beg-of-Year	30.579	31.191	30.568	25.223	23.304
Inflows	6.009	7.250	3.501	3.826	5.194
Withdrawals/Terminations	(8.683)	(9.500)	(9.182)	(4.109)	(3.137)
Transfers	(0.027)	0.011	(0.013)	0.052	0.050

Net Flows	(2.702)	(2.239)	(5.693)	(0.231)	2.106
Market	3.313	1.616	0.349	(1.688)	(1.463)
Acquisitions

Balance at End-of-Year	31.191	30.568	25.223	23.304	23.948

Total Retail/Institutional — At End-of-Year	61.490	61.375	53.354	48.411	46.495

Insurance Assets — At End-of-Year	39.432	35.934	35.686	38.119	41.104

Total Assets Under Management At End-of-Year	100.922	97.309	89.040	86.530	87.599

(1) Retail assets under management have been restated to include assets under administration beginning in January of 2000
Net Flows from Assets Under Administration are:			0.018	0.081	0.263

3/31/2003	PAGE 27

Investment Management
Assets Under Management Roll Forward
Unaudited [Billions of Dollars]

	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
	2000	2000	2000	2001	2001	2001	2001	2002	2002	2002	2002	2003

Retail Fixed — Bal-Beg-of-Qtr	7.057	6.763	6.631	6.606	6.751	6.768	7.207	7.122	7.088	7.169	7.516	7.633
Fund Sales	0.166	0.223	0.212	0.248	0.203	0.207	0.218	0.292	0.272	0.325	0.328	0.424
Redemptions	(0.339)	(0.328)	(0.277)	(0.261)	(0.285)	(0.262)	(0.242)	(0.289)	(0.306)	(0.277)	(0.311)	(0.327)
Net Money Market	(0.058)	(0.031)	(0.051)	0.010	(0.030)	0.005	(0.031)	(0.003)	(0.002)	(0.009)	(0.035)	0.001
Transfers	(0.046)	(0.031)	0.010	0.047	(0.002)	0.388	(0.027)	(0.041)	0.021	0.134	0.092	0.062

Net Flows(1)	(0.277)	(0.167)	(0.106)	0.043	(0.114)	0.338	(0.083)	(0.041)	(0.015)	0.174	0.074	0.159
Market	(0.017)	0.035	0.081	0.102	0.131	0.101	(0.002)	0.007	0.096	0.174	0.043	0.115
Acquisitions/addition of Assets under Admin.(1)	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

Balance at End-of-Qtr	6.763	6.631	6.606	6.751	6.768	7.207	7.122	7.088	7.169	7.516	7.633	7.907

Retail Equity — Bal-Beg-of-Qtr	24.478	23.496	24.047	21.524	18.254	19.755	15.872	17.989	18.253	16.611	13.703	14.914
Fund Sales	0.884	0.927	1.071	0.917	0.681	0.638	0.580	0.908	1.084	1.140	1.345	0.717
Redemptions	(0.989)	(1.040)	(0.837)	(0.911)	(0.666)	(0.653)	(0.607)	(0.791)	(0.881)	(1.137)	(0.881)	(0.803)
Net Money Market	0.000	0.001	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Transfers	0.018	(0.036)	(0.069)	(0.070)	(0.047)	(0.441)	0.019	0.014	(0.022)	(0.128)	(0.036)	(0.059)

Net Flows(1)	(0.087)	(0.148)	0.165	(0.064)	(0.032)	(0.456)	(0.008)	0.130	0.182	(0.126)	0.428	(0.145)
Market	(0.895)	0.699	(2.689)	(3.205)	1.532	(3.427)	2.125	0.133	(1.824)	(2.782)	0.784	(0.483)
Acquisitions/addition of Assets under Admin.(1)	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

Balance at End-of-Qtr	23.496	24.047	21.524	18.254	19.755	15.872	17.989	18.253	16.611	13.703	14.914	14.287

Total Retail — Bal-Beg-of-Qtr	31.535	30.260	30.679	28.130	25.005	26.523	23.079	25.111	25.340	23.779	21.219	22.547
Retail Sales-Annuities	0.358	0.456	0.589	0.540	0.403	0.434	0.323	0.589	0.601	0.756	0.806	0.488
Retail Sales-Mutual Funds	0.586	0.554	0.563	0.483	0.355	0.336	0.348	0.452	0.562	0.416	0.399	0.450
Retail Sales-Managed Acct. & Other	0.106	0.140	0.131	0.142	0.127	0.074	0.127	0.159	0.194	0.293	0.469	0.202

Total Retail Sales	1.050	1.150	1.283	1.165	0.885	0.845	0.798	1.200	1.356	1.465	1.673	1.141
Redemptions	(1.329)	(1.368)	(1.114)	(1.173)	(0.951)	(0.915)	(0.850)	(1.081)	(1.186)	(1.414)	(1.192)	(1.130)
Net Money Market	(0.058)	(0.030)	(0.051)	0.010	(0.030)	0.005	(0.031)	(0.003)	(0.002)	(0.009)	(0.035)	0.001
Transfers	(0.027)	(0.067)	(0.059)	(0.023)	(0.049)	(0.053)	(0.009)	(0.027)	(0.001)	0.006	0.056	0.003

Net Flows(1)	(0.364)	(0.315)	0.059	(0.021)	(0.146)	(0.118)	(0.091)	0.089	0.167	0.048	0.502	0.014
Market	(0.911)	0.734	(2.608)	(3.103)	1.663	(3.326)	2.123	0.140	(1.728)	(2.608)	0.826	(0.368)
Acquisitions/addition of Assets under Admin.(1)	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

Balance at End-of-Qtr	30.260	30.679	28.130	25.005	26.523	23.079	25.111	25.340	23.779	21.219	22.547	22.193

Institutional Fixed — Bal-Beg-of-Qtr	6.873	6.485	6.276	6.112	5.890	5.809	5.639	5.489	6.019	6.844	7.208	7.238
Inflows	0.148	0.308	0.135	0.310	0.233	0.020	0.080	0.804	0.663	0.530	0.283	0.592
Withdrawals/Terminations	(0.520)	(0.532)	(0.568)	(0.432)	(0.112)	(0.493)	(0.192)	(0.239)	(0.161)	(0.308)	(0.438)	(0.308)
Transfers	(0.001)	0.000	0.001	0.003	0.010	0.001	0.002	(0.001)	0.000	0.007	(0.002)	0.002

Net Flows	(0.373)	(0.224)	(0.433)	(0.119)	0.131	(0.472)	(0.109)	0.565	0.503	0.229	(0.157)	0.286
Market	(0.015)	0.015	0.269	(0.103)	(0.212)	0.302	(0.041)	(0.035)	0.323	0.134	0.187	0.082

Balance at End-of-Qtr	6.485	6.276	6.112	5.890	5.809	5.639	5.489	6.019	6.844	7.208	7.238	7.605

Institutional Equity — Bal-Beg-of-Qtr	20.304	20.241	19.044	19.113	17.311	18.405	16.240	17.814	18.642	18.118	14.935	16.709
Inflows	0.669	0.407	0.750	0.881	0.823	0.863	0.615	0.672	0.569	0.631	1.040	0.494
Withdrawals/Terminations	(1.354)	(1.154)	(1.368)	(1.199)	(0.501)	(0.555)	(0.624)	(0.512)	(0.635)	(0.523)	(0.322)	(0.459)
Transfers	0.002	(0.013)	0.007	0.018	(0.008)	0.009	0.016	0.006	0.018	0.011	0.010	0.008

Net Flows	(0.683)	(0.760)	(0.611)	(0.299)	0.313	0.317	0.007	0.167	(0.047)	0.119	0.728	0.044
Market	0.620	(0.438)	0.680	(1.503)	0.780	(2.482)	1.567	0.661	(0.476)	(3.302)	1.046	(0.833)

Balance at End-of-Qtr	20.241	19.044	19.113	17.311	18.405	16.240	17.814	18.642	18.118	14.935	16.709	15.920

Total Institutional — Bal-Beg-of-Qtr	27.177	26.726	25.320	25.225	23.201	24.214	21.879	23.303	24.660	24.962	22.142	23.947
Inflows	0.817	0.715	0.885	1.192	1.056	0.883	0.696	1.476	1.232	1.162	1.323	1.086
Withdrawals/Terminations	(1.874)	(1.686)	(1.936)	(1.631)	(0.613)	(1.048)	(0.816)	(0.751)	(0.796)	(0.831)	(0.760)	(0.767)
Transfers	0.001	(0.012)	0.008	0.022	0.002	0.010	0.018	0.006	0.019	0.017	0.008	0.010

Net Flows	(1.056)	(0.983)	(1.043)	(0.417)	0.445	(0.155)	(0.103)	0.731	0.455	0.348	0.572	0.330
Market	0.605	(0.423)	0.949	(1.607)	0.568	(2.180)	1.526	0.626	(0.153)	(3.168)	1.233	(0.751)

Balance at End-of-Qtr	26.726	25.320	25.225	23.201	24.214	21.879	23.303	24.660	24.962	22.142	23.947	23.526

Total Retail/Inst — At End-of-Qtr	56.986	55.998	53.355	48.207	50.737	44.958	48.413	50.001	48.741	43.361	46.494	45.719

Insurance Assets-End-of-Qtr	34.891	34.981	35.686	36.324	36.018	37.337	38.119	37.171	38.476	40.416	41.104	42.130

Total Assets Under Management At End-of-Qtr	91.877	90.979	89.041	84.531	86.755	82.295	86.532	87.171	87.217	83.777	87.598	87.849

(1) Retail assets under management have been restated to include assets under administration beginning in January of 2000
Net Cash Flows from Assets Under Administration are:	0.000	0.011	0.001	0.027	0.013	0.007	0.034	0.090	0.061	0.045	0.068	0.068

3/31/2003	PAGE 28

Lincoln UK
Income Statements
Unaudited [Millions of Dollars]

For the Year Ended December 31	1998	1999	2000	2001	2002

Revenue
Premiums	156.6	145.1	148.4	46.1	50.6
Mortality assessments	29.3	27.1	31.4	33.9	32.4
Expense assessments	153.6	182.3	178.1	134.8	105.3
Other revenue and fees	11.2	13.8	2.6	(1.4)	24.9
Net investment income	87.9	75.3	70.3	64.8	62.1
Realized gains (losses) on investments	1.1	3.0	3.2	12.4	1.9
Gains (losses) on derivatives	0.0	0.0	0.0	0.0	0.0

Total Revenue	439.7	446.6	433.8	290.7	277.2

Benefits and Expenses
Benefits paid or provided:
Benefits	151.0	306.2	178.5	83.4	84.2
Underwriting, acquisition, insurance and other expenses:
Commissions	52.6	54.5	37.7	10.8	6.1
Operating and administrative expenses	125.8	153.0	140.5	82.5	77.0
Restructuring Charges	0.0	10.0	99.4	0.0	(1.7)

Subtotal	178.5	217.4	277.6	93.2	81.4
Deferral of acquisition costs				(4.2)	(3.4)
DAC amortization				35.9	50.0

DAC deferral net of amortization	(16.0)	(12.4)	(7.2)	31.7	46.5
PVIF amortization	13.2	28.4	4.7	22.5	30.8
Other intangibles amortization	0.0	0.0	0.0	0.0	0.0

Total underwriting, acquisition, insurance and other expenses	175.6	233.5	275.0	147.4	158.7
Goodwill amortization	6.3	7.0	4.0	0.6	0.0

Total Benefits and Expenses	332.9	546.7	457.6	231.5	242.9

Income from Before Federal Income Tax and Cumulative Effect of Accounting Changes	106.9	(100.1)	(23.8)	59.2	34.3
Federal income taxes	35.2	(81.8)	(10.5)	(7.6)	(3.4)

Income Before Cumulative Effect of Accounting Changes	71.7	(18.2)	(13.2)	66.8	37.7

Cumulative effect of accounting changes	0.0	0.0	0.0	0.0	0.0

Net Income	71.7	(18.2)	(13.2)	66.8	37.7

Less:
Realized gains (losses) on investments	0.8	2.1	2.3	8.7	1.3
Restructuring charges	0.0	(6.5)	(76.5)	0.0	1.7
Cumulative effect of accounting changes	0.0	0.0	0.0	0.0	0.0

Income from Operations	70.9	(13.9)	61.0	58.1	34.6

Effective tax rate on Income from Operations	32.9%	85.1%	15.7%	(24.2)%	(12.8)%
Revenue	439.7	446.6	433.8	290.7	277.2
Less:
Realized gains (losses) on investments	1.1	3.0	3.2	12.4	1.9
Gains(losses) on derivatives	N/A	N/A	N/A	N/A	N/A

Operating Revenue	438.6	443.6	430.6	278.2	275.4

Average capital	472.5	520.4	493.9	593.7	549.8
Net Income return on average capital	15.2%	(3.5)%	(2.7)%	11.3%	6.9%
Income from operations return on average capital	15.0%	(2.7)%	12.4%	9.8%	6.3%
Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-year				635.0	587.3
Deferral				4.2	3.4
Amortization				(35.9)	(50.0)

Included in Total Benefits and Expenses				(31.7)	(46.5)
Foreign currency translation adjustment				(16.0)	56.8
Other				0.0	0.0

Balance at end-of-year				587.3	597.6

Roll Forward of Present Value of In-Force
Balance at beginning-of-year				273.6	244.0
Amortization				(22.5)	(30.8)
Foreign currency translation adjustment				(7.0)	24.1
Other

Balance at end-of-year				244.0	237.3

Note: 2001 and 2002 have been restated for the adoption of the fair value method of accounting for stock options under FAS 123.

3/31/2003	PAGE 29

Lincoln UK
Income Statements
Unaudited [Millions of Dollars]

For the Quarter Ended	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
	2001	2001	2001	2001	2002	2002	2002	2002	2003

Revenue
Premiums	12.8	9.6	11.8	11.9	12.1	12.1	12.4	14.2	12.7
Mortality assessments	9.4	8.9	8.5	7.1	6.5	8.3	8.7	8.9	9.1
Expense assessments	43.7	31.4	35.5	24.1	25.3	27.8	29.4	22.8	21.6
Other revenue and fees	4.5	(5.4)	8.8	(9.2)	(0.2)	12.5	24.5	(11.9)	10.3
Net investment income	17.9	16.9	14.8	15.2	14.7	15.3	15.6	16.6	15.2
Realized gains (losses) on investments	0.6	2.0	5.5	4.3	(5.1)	4.5	1.2	1.2	(0.0)
Gains (losses) on derivatives	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Total Revenue	88.8	63.4	85.0	53.4	53.2	80.5	91.8	51.8	68.9

Benefits and Expenses
Benefits paid or provided:
Benefits	24.0	17.9	20.7	20.8	18.3	19.0	23.8	23.1	18.2
Underwriting, acquisition, insurance and other expenses:
Commissions	3.0	3.3	2.6	1.9	1.3	1.9	1.6	1.3	1.1
Operating and administrative expenses	19.3	18.2	20.3	24.7	17.3	18.9	20.2	20.6	18.3
Restructuring Charges	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(1.7)	0.0

Subtotal	22.3	21.5	22.9	26.6	18.6	20.9	21.8	20.2	19.4
Deferral of acquisition costs	(0.9)	(1.1)	(1.3)	(0.9)	(0.9)	(1.0)	(0.9)	(0.6)	(0.8)
DAC amortization	18.5	2.6	18.7	(3.8)	6.7	20.9	33.8	(11.5)	18.6

DAC deferral net of amortization	17.6	1.5	17.4	(4.8)	5.8	19.9	33.0	(12.1)	17.7
PVIF amortization	5.8	1.8	9.4	5.6	0.7	11.7	12.8	5.5	3.0
Other intangibles amortization	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Total underwriting, acquisition, insurance and other expenses	45.6	24.8	49.6	27.4	25.0	52.5	67.6	13.6	40.1
Goodwill amortization	0.2	0.2	0.2	0.2	0.0	0.0	0.0	0.0	0.0

Total Benefits and Expenses	69.8	42.9	70.5	48.4	43.3	71.5	91.4	36.7	58.3

Income from Before Federal Income Tax and Cumulative Effect of Accounting Changes	19.0	20.6	14.5	5.1	9.8	9.0	0.4	15.1	10.6
Federal income taxes	4.8	3.5	1.0	(16.9)	(0.5)	(0.3)	0.2	(2.8)	3.8

Income Before Cumulative Effect of Accounting Changes	14.2	17.1	13.5	22.0	10.3	9.3	0.2	17.9	6.8

Cumulative effect of accounting changes	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Net Income	14.2	17.1	13.5	22.0	10.3	9.3	0.2	17.9	6.8

Less:
Realized gains (losses) on investments	0.4	1.4	3.9	3.0	(3.6)	3.2	0.9	0.8	(0.0)
Restructuring charges	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.7	0.0
Cumulative effect of accounting changes	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Income from Operations	13.8	15.7	9.6	19.0	13.8	6.1	(0.6)	15.3	6.8

Effective tax rate on Income from Operations	25.1%	15.5%	(6.8)%	(2417.1)%	7.2%	(37.0)%	25.4%	(26.1)%	35.5%
Revenue	88.8	63.4	85.0	53.4	53.2	80.5	91.8	51.8	68.9
Less:
Realized gains (losses) on investments	0.6	2.0	5.5	4.3	(5.1)	4.5	1.2	1.2	(0.0)

Operating Revenue	88.3	61.4	79.5	49.1	58.3	75.9	90.6	50.6	68.9

Average capital	577.5	593.8	607.2	596.2	585.1	544.8	525.3	543.9	530.4
Net Income return on average capital	9.9%	11.5%	8.9%	14.8%	7.0%	6.8%	0.2%	13.2%	5.1%
Income from operations return on average capital	9.6%	10.6%	6.3%	12.7%	9.5%	4.5%	(0.5)%	11.3%	5.2%
Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-year	635.0	585.1	583.4	589.7	587.3	569.4	591.0	571.8	597.6
Deferral	0.9	1.1	1.3	0.9	0.9	1.0	0.9	0.6	0.8
Amortization	(18.5)	(2.6)	(18.7)	3.8	(6.7)	(20.9)	(33.8)	11.5	(18.6)

Included in Total Benefits and Expenses	(17.6)	(1.5)	(17.4)	4.8	(5.8)	(19.9)	(33.0)	12.1	(17.7)
Foreign currency translation adjustment	(32.4)	(0.2)	23.8	(7.2)	(12.2)	41.6	13.8	13.7	(10.8)
Other

Balance at end-of-year	585.1	583.4	589.7	587.3	569.4	591.0	571.8	597.6	569.1

Roll Forward of Present Value of In-Force
Balance at beginning-of-year	273.6	253.8	251.9	252.8	244.0	238.3	243.9	236.8	237.4
Amortization	(5.8)	(1.8)	(9.4)	(5.6)	(0.7)	(11.7)	(12.8)	(5.5)	(3.0)
Foreign currency translation adjustment	(14.0)	(0.1)	10.3	(3.2)	(5.1)	17.4	5.7	6.1	(4.3)
Other

Balance at end-of-year	253.8	251.9	252.8	244.0	238.3	243.9	236.8	237.4	230.1

3/31/2003	PAGE 30

Lincoln UK
Operational Data
Unaudited [Millions of Dollars]

For the Year Ended December 31	1998	1999	2000	2001	2002

Unit Linked Assets — Beg-of-Year (Billions)	5.643	6.265	7.220	6.441	5.607
Deposits	0.473	0.537	0.554	0.481	0.453
Withdrawals (incl. chgs) & Deaths	(0.547)	(0.566)	(0.644)	(0.529)	(0.519)

Net Flows	(0.074)	(0.029)	(0.090)	(0.048)	(0.066)
Inv Inc & Chg in Mkt Val	0.662	1.154	(0.154)	(0.617)	(1.004)
Acq of new business/companies
Foreign currency adjustment	0.035	(0.170)	(0.536)	(0.169)	0.542

Unit Linked Assets — End-of-Year	6.265	7.220	6.441	5.607	5.079

Individual Life In-force (Billions)	25.002	25.698	24.290	20.878	18.896
Exchange Rate — Dollars to Pounds
For-the-Period	1.658	1.617	1.518	1.441	1.503
End-of-Period	1.660	1.615	1.493	1.456	1.610

For the Quarter Ended	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
	2000	2000	2000	2001	2001	2001	2001	2002	2002	2002	2002	2003

Unit Linked Assets
Balance-Beg-of-Quarter (Billions)	7.031	6.726	6.499	6.441	5.677	5.768	5.218	5.607	5.618	5.520	4.825	5.079
Deposits	0.134	0.145	0.116	0.132	0.111	0.128	0.111	0.114	0.115	0.119	0.104	0.094
Withdrawals (incl. chgs) & Deaths	(0.162)	(0.159)	(0.153)	(0.147)	(0.131)	(0.136)	(0.115)	(0.127)	(0.137)	(0.126)	(0.129)	(0.153)

Net Flows	(0.028)	(0.014)	(0.037)	(0.015)	(0.020)	(0.009)	(0.004)	(0.013)	(0.022)	(0.006)	(0.025)	(0.059)
Inv Inc & Chg in Mkt Val	0.047	(0.025)	(0.100)	(0.421)	0.115	(0.768)	0.457	0.141	(0.479)	(0.812)	0.146	(0.184)
Acq of new business/companies
Foreign currency adjustment	(0.324)	(0.189)	0.078	(0.328)	(0.004)	0.226	(0.063)	(0.117)	0.403	0.123	0.133	(0.087)

Unit Linked Assets — End-of-Quarter	6.726	6.499	6.441	5.677	5.768	5.218	5.607	5.618	5.520	4.825	5.079	4.748

Individual Life In-force (Billions)	25.225	24.535	24.290	21.894	21.519	21.299	20.878	20.010	20.401	19.815	18.896	18.512
Exchange Rate — Dollars to Pounds
For-the-Quarter	1.536	1.482	1.454	1.455	1.421	1.442	1.448	1.423	1.464	1.555	1.570	1.605
End-of-Quarter	1.517	1.475	1.493	1.416	1.415	1.474	1.456	1.426	1.532	1.569	1.610	1.580

3/31/2003	PAGE 31

Other Operations
Unaudited [Millions of Dollars]

For the Year Ended December 31	1998	1999	2000	2001	2002

Revenue	1691.1	1966.0	1946.9	1827.3	372.4
Less:
Realized gains (losses) on investments	0.5	14.4	(5.0)	8.2	25.6
Gains (losses) on derivatives	0.0	0.0	0.0	(9.7)	0.9
Amortization of deferred gain-reserve development	0.0	0.0	0.0	0.0	(0.8)
Gain on sale of reinsurance subsidiaries	0.0	0.0	0.0	12.8	(8.3)

Operating Revenue	1690.6	1951.6	1951.9	1815.9	355.0

Operating Revenue by Source:
Lincoln Financial Advisors	286.4	317.0	377.5	360.7	318.0
Lincoln Financial Distributors	33.5	107.5	119.9	113.4	127.3

Total Distribution	319.9	424.4	497.4	474.0	445.4
Reinsurance	1581.2	1824.1	1770.6	1699.4	0.0
Amortization of deferred gain on indemnity reinsurance*	0.0	0.0	0.0	20.4	75.2
Other [Including Consolidating Adjustments]	(210.5)	(296.9)	(316.0)	(377.9)	(165.6)

Total Operating Revenue	1690.6	1951.6	1951.9	1815.9	355.0

Income (Loss)
Net Loss	(7.6)	(76.1)	(10.2)	(6.6)	(247.3)
Less:
Realized gains (losses) on investments	2.7	10.2	(3.2)	5.9	16.7
Gains (losses) on derivatives	0.0	0.0	0.0	(6.3)	0.6
Gain on sale of reinsurance subsidiaries	0.0	0.0	0.0	15.0	(9.4)
Reserve increase on business sold through reinsurance	0.0	0.0	0.0	0.0	(199.1)
Restructuring charges	(14.3)	(3.2)	1.0	(19.5)	1.1
Cumulative effect of accounting changes	0.0	0.0	0.0	(2.7)	0.0

Operating Income (Loss)	4.0	(83.1)	(8.0)	1.0	(57.2)

Income (Loss) from Operations by Source:
Lincoln Financial Advisors	(23.7)	(20.8)	(11.7)	(20.1)	(31.4)
Lincoln Financial Distributors	(8.2)	(14.0)	(18.5)	(33.2)	(35.2)

Total Distribution	(31.9)	(34.8)	(30.2)	(53.3)	(66.6)
Reinsurance	104.9	40.1	122.5	128.8	0.0
Amortization of deferred gain on indemnity reinsurance*	0.0	0.0	0.0	12.9	48.9
LNC Financing	(51.5)	(83.5)	(84.9)	(77.9)	(43.0)
Other Corporate	(17.5)	(5.0)	(15.4)	(9.5)	3.5

Income (Loss) from Operations	4.0	(83.1)	(8.0)	1.0	(57.2)

	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
For the Quarter Ended	2001	2001	2001	2001	2002	2002	2002	2002	2003

Revenue	526.9	447.6	485.3	367.4	88.5	88.5	91.8	103.6	73.0
Less:
Realized gains (losses) on investments	(10.0)	1.4	(12.8)	29.5	(4.9)	(3.8)	33.2	1.2	0.4
Gains (losses) on derivatives	0.1	(0.1)	(0.0)	(9.7)	0.1	(0.1)	0.6	0.3	(0.4)
Amort. of deferred gain-reserve development	0.0	0.0	0.0	0.0	0.0	0.0	(1.4)	0.5	(0.2)
Gain on sale of reinsurance subsidiaries	0.0	0.0	0.0	12.8	0.0	0.0	0.0	(8.3)	0.0

Operating Revenue	536.8	446.2	498.2	334.7	93.3	92.4	59.4	109.8	73.3

Operating Revenue by Source:
Lincoln Financial Advisors	81.2	83.8	78.9	116.7	75.9	78.1	74.4	89.6	69.4
Lincoln Financial Distributors	25.7	20.7	32.0	35.0	29.4	29.3	31.8	36.9	35.4

Total Distribution	106.9	104.5	111.0	151.7	105.3	107.4	106.2	126.5	104.8
Reinsurance	515.1	451.4	467.4	265.6	0.0	0.0	0.0	0.0	0.0
Amortization of deferred gain on indemnity reinsurance*	0.0	0.0	0.0	20.4	24.1	22.1	22.1	6.9	18.4
Other [Including Consolidating Adjustments]	(85.2)	(109.6)	(80.2)	(102.9)	(36.0)	(37.1)	(68.9)	(23.6)	(49.9)

Total Operating Revenue	536.8	446.2	498.2	334.7	93.3	92.4	59.4	109.8	73.3

Income (Loss)
Net Income (Loss)	0.5	(15.7)	(24.6)	33.2	(16.8)	(25.8)	(172.1)	(32.6)	(21.7)
Less:
Realized gains (losses) on investments	(6.5)	1.0	(8.3)	19.7	(3.3)	(2.4)	21.6	0.8	0.5
Gains (losses) on derivatives	0.1	(0.1)	(0.0)	(6.3)	0.1	(0.1)	0.4	0.2	(0.5)
Gain on sale of reinsurance subsidiaries	0.0	0.0	0.0	15.0	0.0	0.0	0.0	(9.4)	0.0
Reserve development on business sold through reinsurance	0.0	0.0	0.0	0.0	0.0	(14.4)	(176.4)	(8.2)	(0.1)
Restructuring charges	0.0	(1.2)	0.0	(18.3)	0.0	0.0	1.1	0.0	0.0
Cumulative effect of accounting changes	(0.4)	(2.2)	0.0	(0.0)	0.0	0.0	0.0	0.0	0.0

Income (Loss) from Operations	7.4	(13.1)	(16.3)	23.0	(13.6)	(8.9)	(18.8)	(15.9)	(21.5)

Income from Operations by Source:
Lincoln Financial Advisors	(7.9)	(13.4)	(5.3)	6.4	(10.1)	(8.7)	(8.9)	(3.7)	(10.4)
Lincoln Financial Distributors	(7.5)	(12.1)	(8.4)	(5.1)	(6.6)	(7.6)	(13.1)	(8.0)	(8.1)

Total Distribution	(15.4)	(25.5)	(13.7)	1.3	(16.6)	(16.3)	(22.0)	(11.7)	(18.4)
Reinsurance	46.8	34.1	17.2	30.7	0.0	0.0	0.0	0.0	0.0
Amortization of deferred gain on indemnity reinsurance*	0.0	0.0	0.0	12.9	15.7	14.4	14.4	4.5	11.9
LNC Financing	(21.5)	(21.8)	(19.3)	(14.5)	(8.2)	(10.2)	(11.0)	(13.5)	(15.3)
Other Corporate	(2.5)	(0.0)	(0.5)	(7.3)	(4.4)	3.2	(0.2)	4.9	0.3

Income(Loss) from Operations	7.4	(13.1)	(16.3)	23.0	(13.6)	(8.9)	(18.8)	(15.9)	(21.5)

*     The amortization of deferred gain on sale of reinsurance business represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.

3/31/2003	PAGE 32

Consolidated Domestic Retail Deposits/Account Balances
Unaudited [Billions of Dollars]

	1998	1999	2000	2001	2002

Deposits — For the Year
Lincoln Retirement — Fixed Annuities	1.452	2.563	2.074	3.342	3.672
Lincoln Retirement — Variable Annuities	2.791	2.553	3.165	3.067	2.743
Lincoln Retirement — Life Insurance	0.000	0.017	0.014	0.012
Life Insurance Segment — Life Insurance	1.207	1.698	1.884	1.934	2.138
Inv Mgmt — Annuities	2.240	1.561	1.782	1.701	2.751
Inv Mgmt — Mutual Funds(1)	1.912	2.151	2.577	1.523	1.829
Inv Mgmt — Wrap Fee & Other	0.595	0.549	0.525	0.469	1.115
Consolidating Adjustments	(1.041)	(0.499)	(0.765)	(0.608)	(1.576)

Gross Deposits	9.157	10.593	11.256	11.439	12.671
Account Balances — End of Year
Lincoln Retirement — Fixed Annuities	16.505	16.791	15.394	16.491	18.085
Lincoln Retirement — Variable Annuities	33.358	41.493	39.427	34.638	27.438
Lincoln Retirement — Life Insurance		0.155	0.160	0.149
Life Insurance Segment — Life Insurance	9.243	10.217	10.847	11.377	12.086
Inv Mgmt — Annuities	14.257	15.557	13.527	11.835	9.981
Inv Mgmt — Mutual Funds(1)	13.528	13.632	13.261	11.552	10.297
Inv Mgmt — Wrap Fee & Other	2.512	1.618	1.342	1.719	2.270
Consolidating Adjustments	(8.891)	(9.175)	(7.757)	(6.676)	(5.123)

Account Balances	80.512	90.288	86.201	81.086	75.034

	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
	2000	2000	2000	2001	2001	2001	2001	2002	2002	2002	2002	2003

Deposits — For the Quarter
Lincoln Retirement — Fixed Annuities	0.490	0.513	0.482	0.560	0.668	0.896	1.218	0.906	0.853	1.091	0.822	0.776
Lincoln Retirement — Variable Annuities	0.793	0.729	0.846	0.887	0.703	0.684	0.793	0.808	0.787	0.603	0.545	0.648
Lincoln Retirement — Life Insurance	0.003	0.004	0.004	0.003	0.004	0.003	0.002
Life Insurance Segment — Life Insurance	0.411	0.428	0.622	0.418	0.477	0.434	0.605	0.440	0.577	0.484	0.636	0.486
Inv Mgmt — Annuities	0.358	0.456	0.589	0.540	0.403	0.434	0.323	0.589	0.601	0.756	0.806	0.488
Inv Mgmt — Mutual Funds(1)	0.586	0.554	0.563	0.483	0.355	0.336	0.348	0.452	0.562	0.416	0.399	0.450
Inv Mgmt — Managed Acct. & Other	0.106	0.140	0.131	0.142	0.127	0.074	0.127	0.159	0.194	0.293	0.469	0.202
Consolidating Adjustments	(0.126)	(0.134)	(0.240)	(0.146)	(0.110)	(0.193)	(0.159)	(0.280)	(0.333)	(0.437)	(0.525)	(0.171)

Gross Deposits	2.621	2.690	2.996	2.886	2.627	2.669	3.258	3.074	3.240	3.206	3.151	2.880

Account Balances — End of Quarter
Lincoln Retirement — Fixed Annuities	15.884	15.660	15.394	15.430	15.551	16.051	16.491	16.534	16.910	17.650	18.085	18.537
Lincoln Retirement — Variable Annuities	43.097	42.743	39.427	34.733	36.961	30.506	34.638	35.150	31.206	25.942	27.438	26.474
Lincoln Retirement — Life Insurance	0.165	0.166	0.160	0.147	0.157	0.134	0.149
Life Insurance Segment — Life Insurance	10.538	10.716	10.847	10.764	11.066	10.939	11.377	11.667	11.759	11.726	12.086	12.233
Inv Mgmt — Annuities	14.888	14.853	13.527	11.822	12.532	10.714	11.835	11.920	10.896	9.327	9.981	9.660
Inv Mgmt — Mutual Funds(1)	14.069	14.571	13.261	11.530	12.215	10.726	11.552	11.597	11.033	10.069	10.297	10.241
Inv Mgmt — Managed Acct. & Other	1.304	1.256	1.342	1.653	1.774	1.635	1.719	1.821	1.847	1.820	2.270	2.292
Consolidating Adjustments	(8.848)	(8.658)	(7.757)	(6.601)	(7.092)	(6.002)	(6.676)	(6.640)	(6.000)	(4.940)	(5.123)	(4.891)

Account Balances	91.097	91.307	86.201	79.479	83.164	74.704	81.086	82.049	77.651	71.594	75.034	74.546

Total Domestic Net Flows
Unaudited [Billions of Dollars]

For the Year	1998	1999	2000	2001	2002

Lincoln Retirement	(1.244)	(1.165)	(2.874)	0.105	0.453
Life Insurance Segment	0.113	0.985	1.158	1.163	1.320
Investment Management Segment- Retail(1)	1.772	(2.209)	(1.499)	(0.375)	0.806
Consolidating Adjustments	(0.158)	1.276	1.022	0.035	(0.082)

Total Retail Net Flows	0.483	(1.114)	(2.194)	0.927	2.496
Investment Management Segment- Institutional	(2.702)	(2.240)	(5.694)	(0.231)	2.106
Consolidating Adjustments			0.035	(0.015)	0.005

Total Net Flows	(2.219)	(3.354)	(7.854)	0.681	4.608

	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
For the Quarter	2000	2000	2000	2001	2001	2001	2001	2002	2002	2002	2002	2003

Lincoln Retirement	(0.682)	(0.812)	(0.681)	(0.590)	(0.196)	0.261	0.631	0.088	0.223	0.068	0.074	0.095
Life Insurance Segment	0.235	0.277	0.404	0.237	0.304	0.239	0.383	0.236	0.385	0.297	0.402	0.296
Investment Management Segment- Retail(1)	(0.364)	(0.315)	0.059	(0.021)	(0.146)	(0.118)	(0.091)	0.089	0.167	0.048	0.502	0.014
Consolidating Adjustments	0.191	0.263	0.092	0.163	0.042	(0.002)	(0.169)	0.009	(0.038)	0.133	(0.187)	0.162

Total Retail Net Flows	(0.620)	(0.587)	(0.126)	(0.211)	0.004	0.380	0.754	0.423	0.737	0.545	0.791	0.568
Investment Management Segment- Instit.	(1.056)	(0.983)	(1.043)	(0.417)	0.445	(0.155)	(0.103)	0.731	0.455	0.348	0.572	0.330
Consolidating Adjustments	0.047	0.002	(0.013)	(0.020)	0.018	(0.030)	0.016	0.022	(0.026)	0.008	0.001	(0.030)

Total Net Flows	(1.629)	(1.569)	(1.182)	(0.648)	0.467	0.195	0.667	1.176	1.166	0.901	1.364	0.868

NOTE: Excludes amounts reported as Assets Under Management — Insurance Assets

(1)  Retail assets under management have been restated to include assets under administration beginning in January of 2000. See details on pages 26 and 27.

3/31/2003	PAGE 33

Consolidated Investment Data — Assets Managed
Unaudited [Billions of Dollars]

December 31	1998	1999	2000	2001	2002

Assets Managed by Source
LNC’s Investments and Cash:
Fixed maturity securities	30.233	27.689	27.450	28.346	32.767
Equity securities	0.543	0.604	0.550	0.470	0.337
Other investments	7.154	7.286	7.369	7.297	6.895

Total LNC Investments(1)	37.929	35.578	35.369	36.113	40.000
Separate accounts	43.409	53.654	50.580	44.833	36.178
Cash and Invested Cash	2.433	1.896	1.927	3.095	1.691
Discontinued Operations

Total LNC	83.772	91.128	87.876	84.042	77.869

Non-affiliate assets managed	50.061	49.314	41.861	38.421	38.052

Total Assets Managed	133.833	140.443	129.737	122.463	115.921

Assets Managed by Advisor
Investment Management segment(1) (See page 27 for additional detail)	61.490	61.375	53.354	48.411	46.495
DLIA-Corp (Assets managed internally-see page 27)	39.432	35.934	35.686	38.119	41.104
Lincoln (UK)	7.573	8.589	7.873	6.847	6.351
Policy Loans (within business units)	1.840	1.892	1.961	1.940	1.946
Non-LNC Affiliates	23.497	32.653	30.863	27.146	20.026

Total Assets Managed	133.833	140.443	129.737	122.463	115.921

	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
End of Quarter	2000	2000	2000	2001	2001	2001	2001	2002	2002	2002	2002	2003

Assets Managed by Source
LNC’s Investments and Cash:
Fixed maturity securities	27.078	27.264	27.450	27.811	27.874	28.932	28.346	28.841	29.725	32.037	32.767	33.885
Equity securities	0.560	0.570	0.550	0.560	0.534	0.478	0.470	0.439	0.419	0.397	0.337	0.249
Other investments	7.419	7.471	7.369	7.374	7.388	7.379	7.297	7.084	7.016	6.928	6.895	6.874

Total LNC Investments(1)	35.057	35.305	35.369	35.744	35.796	36.788	36.113	36.363	37.160	39.363	40.000	41.008
Separate accounts	54.924	54.411	50.580	44.506	47.140	39.480	44.833	44.917	40.580	34.069	36.178	34.775
Cash and invested cash	1.619	1.436	1.927	2.015	1.502	1.996	3.095	1.700	2.265	1.600	1.691	1.635

Total LNC	91.601	91.152	87.876	82.266	84.438	78.264	84.042	82.979	80.005	75.031	77.869	77.419

Non-affiliate assets managed	44.209	43.287	41.861	38.416	40.109	35.889	38.421	39.853	39.531	35.650	38.052	37.501

Total Assets Managed	135.810	134.439	129.737	120.682	124.547	114.153	122.463	122.832	119.536	110.682	115.921	114.920

Assets Managed by Advisor
Investment Management segment(1) (See page 27 for additional detail)	56.986	55.998	53.355	48.207	50.737	44.958	48.413	50.001	48.741	43.361	46.494	45.719
DLIA-Corp (Assets managed internally-see page 27)	34.891	34.981	35.686	36.324	36.018	37.337	38.119	37.171	38.476	40.416	41.104	42.130
Lincoln (UK)	8.058	7.838	7.873	7.012	7.027	6.474	6.847	6.772	6.753	6.068	6.351	5.962
Policy Loans (within business units)	1.915	1.936	1.961	1.947	1.947	1.943	1.940	1.918	1.906	1.899	1.946	1.929
Non-LNC Affiliates	33.960	33.687	30.862	27.192	28.817	23.441	27.144	26.971	23.660	18.938	20.027	19.180

Total Assets Managed	135.810	134.439	129.737	120.682	124.547	114.153	122.463	122.832	119.536	110.682	115.921	114.920

(1)  Retail assets under management have been restated to include assets under administration beginning in January of 2000. See details on pages 26 and 27.

3/31/2003	PAGE 34

Consolidated Investment Data
Unaudited [Millions of Dollars except as noted]

For the Year Ended December 31	1998	1999	2000	2001	2002

Net Investment Income
Fixed Maturity Securities	2065.8	2232.9	2148.7	2121.0	2117.0
Equity Securities	22.8	20.1	19.5	17.6	15.4
Mortgage loans on real estate	383.6	369.2	373.8	374.5	356.8
Real estate	86.8	64.1	51.8	49.5	47.4
Policy loans	99.5	116.5	125.0	125.3	134.5
Invested cash	156.8	110.3	87.2	68.4	37.6
Other investments	88.4	51.8	66.8	69.4	16.3

Investment revenue	2903.7	2964.8	2872.8	2825.9	2725.0
Investment expense	(193.1)	(122.4)	(88.7)	(117.1)	(93.1)

Net Investment Income	2710.6	2842.5	2784.1	2708.7	2631.9

Gross-up of Tax Exempt Income	11.6	8.1	7.8	7.2	7.5

Adjusted Net Invest Income	2722.3	2850.5	2791.9	2715.9	2639.4

Mean Invested Assets (Amortized Cost)	36573.8	39027.5	37471.3	37616.9	38828.5
Ratio of Adjusted Net Invest Inc Over Mean Invested Assets	7.44%	7.30%	7.45%	7.22%	6.80%
Investment Gains (Losses)
Realized Gains (Losses) on Investments	13.7	3.8	(17.5)	(68.7)	(177.2)
Gains(Losses) on Derivatives	0.0	0.0	0.0	(4.9)	0.8
Incr (Decr) in Unreal Gains on Sec Avail-for-Sale (after DAC/Tax)	116.4	(1018.1)	477.7	183.7	557.6
Incr (Decr) on Derivatives*				21.4	24.4
Securities Available-for-Sale [Billions of Dollars at End of Year]
Fixed Maturity Sec (Fair Value)	30.233	27.689	27.450	28.346	32.767
Fixed Maturity Sec (Amortized Cost)	28.640	28.357	27.373	27.956	32.379
Equity Securities (Fair Value)	0.543	0.604	0.550	0.470	0.337
Equity Securities (Amortized Cost)	0.437	0.481	0.458	0.444	0.326
% of Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA	25.6%	22.8%	22.1%	17.2%	20.1%
AA or better	32.6%	29.8%	29.2%	23.6%	25.8%
BB or less	7.0%	8.0%	6.7%	8.3%	6.6%

	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
For the Quarter Ended	2001	2001	2001	2001	2002	2002	2002	2002	2003

Net Investment Income
Fixed Maturity Securities	526.9	527.0	536.9	530.1	522.5	523.8	533.6	537.0	542.3
Equity Securities	1.0	7.8	3.7	5.1	3.4	4.3	2.7	5.1	2.8
Mortgage loans on real estate	95.7	92.4	94.2	92.4	89.5	90.2	90.8	86.4	81.6
Real estate	12.8	13.1	12.7	10.9	12.3	11.9	10.0	13.2	10.7
Policy loans	31.4	31.4	31.0	31.6	30.2	31.1	31.1	42.0	30.9
Invested cash	22.5	19.8	14.8	11.3	12.4	9.1	7.9	8.2	4.5
Other investments	19.6	18.2	28.2	3.5	7.8	9.8	(1.2)	(0.1)	8.2

Investment revenue	709.9	709.7	721.4	684.8	678.1	680.2	675.0	691.7	681.0
Investment expense	(28.2)	(29.0)	(28.2)	(31.8)	(23.3)	(22.8)	(22.7)	(24.4)	(26.3)

Net Investment Income	681.7	680.7	693.3	653.1	654.8	657.4	652.4	667.3	654.6

Gross-up of Tax Exempt Income	0.5	3.0	1.5	2.1	1.5	2.0	1.5	2.6	1.7

Adjusted Net Invest Income	682.1	683.8	694.8	655.2	656.3	659.4	653.9	669.9	656.4

Mean Invested Assets (Amortized Cost)	37238.0	37094.5	37685.8	38449.3	38169.9	38235.5	39175.8	39733.1	40342.2
Ratio of Adjusted Net Invest Inc Over Mean Invested Assets	7.33%	7.37%	7.37%	6.82%	6.88%	6.90%	6.68%	6.74%	6.51%
Investment Gains (Losses)
Realized Gains (Losses) on Investments	(13.4)	(11.5)	(23.8)	(20.0)	(67.6)	(52.7)	(23.6)	(33.3)	(58.2)
Gains (Losses) on Derivatives	(0.1)	0.2	(0.4)	(4.6)	0.1	0.3	0.2	0.2	(1.2)
Incr (Decr) in Unreal Gains on Sec Avail-for-Sale (after DAC/Tax)	178.4	(114.2)	171.8	(52.2)	(163.9)	293.8	491.9	(64.3)	118.7
Incr (Decr) on Derivatives*	23.3	3.7	(6.7)	1.2	1.2	0.0	4.6	1.0	(3.4)
Securities Available-for-Sale [Billions of Dollars at End of Year]
Fixed Maturity Sec (Fair Value)	27.811	27.874	28.932	28.346	28.841	29.725	32.037	32.767	33.887
Fixed Maturity Sec (Amortized Cost)	27.367	27.681	28.253	27.956	30.117	30.420	31.706	31.103	31.905
Equity Securities (Fair Value)	0.560	0.534	0.478	0.470	0.439	0.419	0.397	0.337	0.249
Equity Securities (Amortized Cost)	0.507	0.477	0.453	0.444	0.398	0.374	0.374	0.334	0.247
% of Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA	20.3%	19.3%	17.9%	17.2%	17.8%	18.2%	20.0%	20.1%	20.3%
AA or better	27.1%	26.0%	24.3%	23.6%	24.7%	25.0%	26.7%	25.8%	25.8%
BB or less	7.2%	7.8%	7.2%	8.3%	7.5%	6.4%	6.6%	6.6%	6.6%

*2001 includes the cumulative effect of accounting change related to the adjustment recorded upon adoption of FAS #133.

3/31/2003	PAGE 35

Common Stock / Debt Information
Unaudited [Dollars per Share, except Percentages]

For the Year Ended December 31	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002

Common Stock [1]
Highest Price	19.032	24.125	22.188	26.875	28.500	39.063	49.438	57.500	56.375	52.750	53.650
Lowest Price	12.625	17.344	17.313	17.313	20.375	24.500	33.500	36.000	22.625	38.000	25.150
Closing Price	18.500	21.750	17.500	26.875	26.250	39.063	40.907	40.000	47.313	48.570	31.580
Dividend Payout Ratio [2]	38.9%	52.6%	51.0%	39.7%	38.2%	22.8%	43.9%	50.5%	38.3%	45.3%	273.5%
Yield [3]	4.1%	3.8%	4.9%	3.4%	3.7%	2.7%	2.7%	2.9%	2.6%	2.6%	4.2%
Preferred Stock Dividend (Millions)	17.246	17.212	17.119	8.644	0.112	0.106	0.100	0.089	0.078	0.071	0.061
Debt: (End of Period)
Senior Debt Ratings
A.M. Best									a	a	a
Fitch	AA	AA-	AA-	AA-	AA-	AA-	A+	A+	A+	A+	A
Moody’s	A2	A2	A1	A2	A2	A2	A2	A2	A3	A3	A3
Standard and Poors	A+	A+	A+	A	A	A	A-	A-	A-	A-	A-
Claims Paying Ratings:
Lincoln Life — A.M. Best	A+	A+	A+	A+	A+	A+	A	A	A	A	A+
Lincoln Life — Fitch	AAA	AAA	AAA	AA+	AA+	AA+	AA+	AA+	AA	AA	AA
Lincoln Life — Moody’s	A1	A1	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3
Lincoln Life — Standard & Poors	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
First Penn — A.M. Best*	A	A+	A+	A+	A+	A+	A	A	A	A	A+
First Penn — Fitch						AA+	AA+	AA+	AA	AA	AA
First Penn — Moody’s						A1	A1	A1	A1	A1	A1
First Penn — Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
LLA of New York — A.M. Best*					A+	A+	A	A	A	A	A+
LLA of New York — Fitch*						AA+	AA+	AA+	AA	AA	AA
LLA of New York — Moody’s					A1	A1	A1	A1	A1	A1	A1
LLA of New York — Standard & Poors*					AA-	AA-	AA-	AA-	AA-	AA-	AA-
Ratios
Debt to Total Capitalization [4]	25.7%	21.1%	19.9%	22.8%	18.8%	17.0%	21.2%	23.2%	20.8%	21.4%	23.2%
Debt to Equity [4]	34.7%	26.7%	24.9%	29.5%	23.1%	20.5%	26.9%	30.3%	26.4%	27.0%	30.5%

	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
For the Quarter Ended	2000	2000	2000	2001	2001	2001	2001	2002	2002	2002	2002	2003

Common Stock:
Highest Price	40.063	56.375	50.938	48.250	52.300	52.750	49.450	53.650	52.540	42.080	35.950	35.700
Lowest Price	29.000	35.625	40.875	38.000	41.280	41.000	40.000	47.200	40.750	29.120	25.150	24.730
Closing Price	36.125	48.125	47.313	42.470	51.750	46.630	48.570	50.730	42.000	30.550	31.580	28.000
Yield [3]	3.2%	2.4%	2.6%	2.9%	2.4%	2.6%	2.6%	2.5%	3.0%	4.2%	4.2%	4.8%
Preferred Stock Dividend	0.022	0.021	0.013	0.019	0.018	0.017	0.017	0.016	0.015	0.015	0.015	0.014
(Millions)
Debt: (End of Period)
Senior Debt Ratings
A.M. Best		a	a	a	a	a	a	a	a	a	a	a
Fitch	A+	A+	A+	A+	A+	A+	A+	A+	A+	A	A	A
Moody’s	A2	A2	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3
Standard and Poors	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-
Claims Paying Ratings:
Lincoln Life — A.M. Best	A	A	A	A	A	A	A	A	A+	A+	A+	A+
Lincoln Life — Fitch	AA+	AA+	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
Lincoln Life — Moody’s	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3
Lincoln Life — Standard & Poors	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
First Penn — A.M. Best*	A	A	A	A	A	A	A	A	A+	A+	A+	A+
First Penn — Fitch	AA+	AA+	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
First Penn — Moody’s	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1
First Penn — Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
LLA of New York — A.M. Best*	A	A	A	A	A	A	A	A	A+	A+	A+	A+
LLA of New York — Fitch*	AA+	AA+	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
LLA of New York — Moody’s	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1
LLA of New York — Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
Ratios
Debt to Total Capitalization [4]	21.8%	21.2%	20.8%	22.2%	21.2%	21.1%	21.4%	22.7%	22.6%	23.1%	23.2%	23.1%
Debt to Equity [4]	28.1%	27.1%	26.4%	28.4%	26.7%	26.6%	27.0%	29.1%	29.0%	30.0%	30.5%	30.0%

*     Rating based on affiliation with Lincoln Life

[1] Stock prices include 2-for-1 splits in June 1993 and June 1999

[2] Indicated dividend divided by net income

[3] Indicated dividend divided by the closing price

[4] Equity used in calculation assumes securities at cost. Minority interest-preferred securities of subsidiary companies (hybrid securities) are considered 50% debt and 50% equity.

3/31/2003	PAGE 36

Retroactive Adoption of FAS 123
Unaudited (Millions of Dollars)

	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec
	2001	2001	2001	2001	2002	2002	2002	2002	2001	2002

Net Income
Lincoln Retirement:
Net Income — As previously reported	76.6	79.9	58.6	54.2	47.6	10.2	(6.0)	6.0	269.3	57.8
Change in Operating & Administrative Expense	(1.6)	(1.6)	(1.6)	(1.6)	(1.5)	(1.6)	(1.6)	(1.6)	(6.4)	(6.3)
Federal Income Tax	(0.5)	(0.6)	(0.6)	(0.5)	(0.5)	(0.6)	(0.6)	(0.6)	(2.2)	(2.3)

After Tax Adjustment	(1.1)	(1.0)	(1.0)	(1.1)	(1.0)	(1.0)	(1.0)	(1.0)	(4.2)	(4.0)

Net Income — Restated	75.5	78.9	57.6	53.1	46.6	9.2	(7.0)	5.0	265.1	53.8

Life Insurance:
Net Income — As previously reported	62.9	53.5	64.7	51.9	44.2	57.4	47.1	60.2	233.0	208.9
Change in Operating & Administrative Expense	(1.4)	(1.4)	(1.4)	(1.4)	(1.1)	(1.1)	(1.1)	(1.1)	(5.6)	(4.4)
Federal Income Tax	(0.5)	(0.5)	(0.5)	(0.5)	(0.4)	(0.4)	(0.4)	(0.4)	(2.0)	(1.6)

After Tax Adjustment	(0.9)	(0.9)	(0.9)	(0.9)	(0.7)	(0.7)	(0.7)	(0.7)	(3.6)	(2.8)

Net Income — Restated	62.0	52.6	63.8	51.0	43.5	56.7	46.4	59.5	229.4	206.1

Investment Management:
Net Income — As previously reported	2.0	2.9	2.9	4.0	7.0	6.2	3.1	9.3	11.8	25.6
Change in Operating & Administrative Expense	(6.2)	(6.2)	(6.8)	(8.7)	(6.5)	(7.1)	(7.2)	(16.3)	(27.9)	(37.1)
Federal Income Tax	(1.6)	(1.6)	(1.7)	(2.3)	(1.6)	(1.7)	(1.8)	(4.9)	(7.2)	(10.0)

After Tax Adjustment	(4.6)	(4.6)	(5.1)	(6.4)	(4.9)	(5.4)	(5.4)	(11.4)	(20.7)	(27.1)

Net Income — Restated	(2.6)	(1.7)	(2.2)	(2.4)	2.1	0.8	(2.3)	(2.1)	(8.9)	(1.5)

Lincoln UK:
Net Income — As previously reported	14.8	17.6	14.0	22.5	10.8	9.8	0.8	18.5	68.9	39.9
Change in Operating & Administrative Expense	(0.6)	(0.6)	(0.6)	(0.6)	(0.5)	(0.6)	(0.6)	(0.6)	(2.4)	(2.3)
Federal Income Tax	(0.1)	0.0	(0.1)	(0.1)	0.0	0.0	0.0	0.0	(0.3)	0.0

After Tax Adjustment	(0.5)	(0.6)	(0.5)	(0.5)	(0.5)	(0.6)	(0.6)	(0.6)	(2.1)	(2.3)

Net Income — Restated	14.3	17.0	13.5	22.0	10.3	9.2	0.2	17.9	66.8	37.6

Other Operations:
Net Income — As previously reported	3.9	(12.2)	(21.1)	36.6	(15.1)	(24.2)	(170.5)	(30.8)	7.2	(240.6)
Change in Operating & Administrative Expense	(5.4)	(5.3)	(5.3)	(5.3)	(2.6)	(2.4)	(2.4)	(2.4)	(21.3)	(9.8)
Federal Income Tax	(1.9)	(1.9)	(1.7)	(1.8)	(0.9)	(0.8)	(0.8)	(0.8)	(7.3)	(3.3)

After Tax Adjustment	(3.5)	(3.4)	(3.6)	(3.5)	(1.7)	(1.6)	(1.6)	(1.6)	(14.0)	(6.5)

Net Income — Restated	0.4	(15.6)	(24.7)	33.1	(16.8)	(25.8)	(172.1)	(32.4)	(6.8)	(247.1)

Consolidated:
Net Income — As previously reported	160.2	141.7	119.1	169.2	94.5	59.4	(125.5)	63.2	590.2	91.6
Change in Operating & Administrative Expense	(15.2)	(15.1)	(15.7)	(17.6)	(12.2)	(12.8)	(12.9)	(22.0)	(63.6)	(59.9)
Federal Income Tax	(4.6)	(4.6)	(4.6)	(5.2)	(3.4)	(3.5)	(3.6)	(6.7)	(19.0)	(17.2)

After Tax Adjustment	(10.6)	(10.5)	(11.1)	(12.4)	(8.8)	(9.3)	(9.3)	(15.3)	(44.6)	(42.7)

Net Income — Restated	149.6	131.2	108.0	156.8	85.7	50.1	(134.8)	47.9	545.6	48.9